UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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CALYXT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CALYXT, INC.

2800 Mount Ridge Road
Roseville, Minnesota 55113

Notice of 2021 Annual Meeting of Stockholders

to be held on May 18, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Calyxt, Inc., to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/CLXT2021, on Tuesday, May 18, 2021 at 10:00 a.m. Central Time, for the following purposes:

1.

To elect seven directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal;

2.	To ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021;
3.	Approval of the Amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan; and

Stockholders will also act on such other business and matters or proposals as may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is March 23, 2021. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  Calyxt, Inc.’s list of stockholders as of March 23, 2021 will be available for inspection 10 days prior to the Annual Meeting during ordinary business hours at our corporate headquarters.  In addition, the list of stockholders will also be available during the Annual Meeting through the meeting website for those stockholders who choose to attend.

Your vote as a stockholder of Calyxt, Inc. is very important. Each share of stock that you own represents one vote.

By Order of the Board of Directors,
/s/ Yves J. Ribeill, Ph.D.
Yves J. Ribeill, Ph.D. Executive Chair of the Board Roseville, Minnesota April 6, 2021

Whether or not you expect to attend the online Annual Meeting, please submit voting instructions for your shares promptly by internet at www.proxyvote.com, by telephone at 1-800-690-6903 (toll free) or by mail. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2021

The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

CALYXT, INC.

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE CALYXT, INC. STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2021

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, primarily over the internet rather than in paper form. Instructions on how to access these materials online or how to request a paper copy of the proxy materials may be found in the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which is being first mailed on or about April 6, 2021 to all stockholders entitled to receive notice of and to vote at the Annual Meeting. We believe that following this rule makes the distribution of proxy materials more efficient and less costly and helps in conserving natural resources.

The proxy materials referred to in the Notice of Internet Availability are both downloadable and printable.  If you would prefer to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, please follow the instructions contained in the Notice of Internet Availability.

The Notice of the Calyxt, Inc. 2021 Annual Meeting of Stockholders, this Proxy Statement for the 2021 Annual Meeting of Stockholders, and Calyxt, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com. These materials will remain on this website and be accessible to Calyxt, Inc. stockholders through the conclusion of the Annual Meeting at no charge to the stockholder.

INFORMATION ABOUT THE ANNUAL MEETING

The Calyxt, Inc. Board of Directors (the “Board”) is providing you with these proxy materials because the Board is soliciting your proxy to vote at the Calyxt, Inc. 2021 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. The Board requests that you vote on the proposals described in this Proxy Statement. You are invited to attend the Annual Meeting online, but you do not need to attend the Annual Meeting in order to vote your shares. Instead, you may simply vote your shares by proxy by voting online or by telephone as described on the proxy card or voting instruction form or, request a proxy card from us and complete, sign, and return it at your earliest convenience in the postage-prepaid return envelope that will be provided.

Calyxt, Inc. intends to post this Proxy Statement, proxy card, and Annual Report on Form 10-K online at www.proxyvote.com and at https://ir.calyxt.com/sec-filings on or about April 6, 2021.  We will mail printed copies of the proxy materials to stockholders who request them by following the instructions contained in the Notice of Internet Availability.

In this Proxy Statement, the terms “Calyxt,” the “Company,” “we,” “us,” and “our” refer to Calyxt, Inc. and the term “Cellectis” refers to Cellectis S.A., our majority stockholder. The mailing address of the principal executive offices is Calyxt, Inc., 2800 Mount Ridge Road, Roseville, MN 55113.

Conduct of the Meeting – Virtual Only

The Annual Meeting will be held virtually on May 18, 2021 at 10:00 a.m. Central Time via live audio webcast at www.virtualshareholdermeeting.com/CLXT2021.  There will be no physical meeting location, though we have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. In addition to supporting the health and well-being of all of our employees, stockholders, and other members of the community this year, we believe there are many benefits to a virtual meeting, including expanded access, improved communication, and cost savings for our stockholders and us. We believe that hosting a virtual meeting enables stockholder participation from any location around the world.

To attend the Annual Meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card.

We recommend that you log in at least 15 minutes before the Annual Meeting to ensure that you are logged in when the meeting starts. Online access will begin at 9:45 a.m. Central Time. The Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in (at least 15 minutes before the Annual Meeting) and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Information on how to vote online at the Annual Meeting is discussed below.

If you wish to submit a question, please do so during the meeting by logging into the virtual platform at www.virtualshareholdermeeting.com/CLXT2021 and follow the instructions within.

Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. If we are unable to respond to a stockholder’s properly submitted question due to time constraints, we will respond directly to that stockholder using the contact information provided.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log in page.

Record Date and Voting Power

Our Board has fixed March 23, 2021 as the record date for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 37,155,887 shares of common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each share of common stock held as of the record date. There will be no cumulative voting in the election of directors.

Stockholder of Record: Shares Registered in Your Name

If on March 23, 2021 your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote in advance of the Annual Meeting by proxy. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online at the Annual Meeting or to submit voting instructions in advance of the Annual Meeting by internet or telephone for your shares to be voted by proxy.

Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we urge you to submit voting instructions by internet or telephone as instructed on your Notice of Internet Availability or proxy card or to request a proxy card from us and complete, date, sign, and return the proxy card in the envelope that we will provide to you.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If on March 23, 2021 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization (as opposed to in your name directly), then you are the beneficial owner of shares held in “street name” and the organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account, and such broker or other agent has provided voting instructions for you to use in directing it on how to vote your shares. As a beneficial owner, you are also invited to attend the Annual Meeting. However, as you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent in whose name the shares are held in advance of the Annual Meeting.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. The presence, virtually or by proxy, of the holders of a majority of the outstanding common shares of Calyxt entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. On the record date, there were 37,155,887 shares outstanding and entitled to vote. Thus, the holders of 18,577,944 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If, however, a quorum is not present at the Annual Meeting, either the Chair of the Annual Meeting or a majority of the holders of common stock present virtually or represented by proxy will adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum is present. At such adjourned meeting at which a quorum is present any business may be transacted which would have been transacted at the original Annual Meeting.

Recommendations of the Board of Directors on Each of the Proposals

There are three proposals that will be presented to Calyxt stockholders at the Annual Meeting:

Proposal No. 1 – Election of Directors.

The Board recommends that you vote FOR the election of each of the seven nominees named in this Proxy Statement.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.

The Board recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.

Proposal No. 3 – Approval of the Amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan.

The Board recommends that you vote FOR the approval of the amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Required Votes

Pursuant to our amended and restated bylaws (“bylaws”):

•

nominees for election to our Board of Directors will be elected by a plurality of the votes of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven nominees receiving the highest number of affirmative “For” votes will be elected. Only votes “For” will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

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the appointment of Ernst & Young LLP as our independent public accounting firm for the fiscal year ending December 31, 2021 will be ratified by the affirmative “For” vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting and entitled to vote on this matter. Abstentions will have no effect on the outcome of the vote on Proposal No. 2. Because Proposal No. 2 is a routine matter, it is expected that there would not be any broker non-votes.

•

the Amendments to the Calyxt, Inc. 2017 Omnibus Incentive Plan will be approved by the affirmative “For” vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting and entitled to vote on this matter. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 3.

Voting Instructions; Voting of Proxies

You may either vote “For” or “Withhold” authority to vote for each nominee for the Board.  With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For” or “Against” or “Abstain”. With respect to the approval of the amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan, you may vote “For” or “Against” or “Abstain.”

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may (1) vote by proxy by using a proxy card that you may request from us, (2) vote by proxy over the internet prior to the meeting, (3) vote over the internet during the meeting, or (4) vote by proxy by telephone prior to the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy (via card, Internet, or telephone) to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.

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You can vote by proxy card by requesting a proxy card from us pursuant to the instructions in the Notice of Internet Availability, and promptly completing and returning your signed proxy card in the envelope that will be provided. You should mail your signed proxy card sufficiently in advance for it to be received by May 15, 2021.

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To vote online prior to the Annual Meeting, visit www.proxyvote.com, be sure to have your Notice of Internet Availability or proxy card available, and follow the steps outlined on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online. Your vote must be received by 11:59 p.m., Eastern Time on May 17, 2021 to be counted.

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To vote by telephone within the United States and Canada, call 1-800-690-6903 (toll free) on a touch tone telephone and follow the instructions provided by the recorded message. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote by telephone. Your vote must be received by 11:59 p.m., Eastern Time on May 17, 2021 to be counted.

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To vote online during the Annual Meeting, visit www.virtualshareholdermeeting.com/CLXT2021, be sure to have your Notice of Internet Availability or proxy card available and follow the instructions given on the secure website. You will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability or proxy card to vote online at the Annual Meeting.

We provide Internet proxy voting to allow you to vote your shares online with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice containing voting instructions from that organization rather than from us. Please follow the voting instructions in that notice to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker, bank, or other agent. To vote online during the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and follow the instructions included with those proxy materials.  You may contact the broker, bank, or other agent in whose name your shares are registered in order to request a proxy form.

Consequences of Not Voting

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

A broker non-vote occurs when shares registered in the name of a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its client who beneficially owns those shares. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters.

Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal.  Proposal No. 1 (the election of directors) and Proposal No. 3 (the approval of Amendments to the 2017 Omnibus Incentive Plan) are considered non-routine matters under applicable rules, and your broker or other nominee will not have discretion to vote on Proposal No. 1 or Proposal No. 3 absent direction from you.  Accordingly, there may be broker non-votes on Proposal No. 1 (the election of directors) and Proposal No. 3 (the approval of the amendment to the 2017 Omnibus Incentive Plan). Proposal No. 2 (the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021) is considered a routine matter under applicable rules, and your broker or other nominee may generally vote in its discretion.  Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 2.

Our bylaws provide that a majority of the shares entitled to vote, present virtually, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. In addition, under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. As a result, broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining a quorum is present. However, because broker non-votes and abstentions are not voted affirmatively or negatively, they will have no effect on the approval of Proposal No. 1, Proposal No. 2, or Proposal No. 3.

Returning Blank Proxy Card

If you request a proxy card from us and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, “For” the election of each of the nominees for director, “For” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, and “For” the approval of the amendments to the Calyxt, Inc. 2017 Omnibus Incentive Plan. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Expenses of Soliciting Proxies

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the Annual Meeting or an adjournment or postponement thereof. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Receiving More than One Proxy

If you receive more than one Notice of Internet Availability or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability or set of proxy materials that you receive to ensure that all your shares are voted.  In particular, each Notice of Internet Availability or proxy card may have a different 16-digit control number printed in the box marked by the arrow.

Revocation of Proxies

Stockholder of Record: Shares Registered in Your Name

You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by voting again through the internet or by telephone.
•	You may send a timely written notice that you are revoking your proxy to Calyxt’s General Counsel at 2800 Mount Ridge Road, Roseville, MN 55113.
•

You may attend the virtual Annual Meeting and vote online by following the instructions posted at www.virtualshareholdermeeting.com/CLXT2021. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

The latest proxy vote is the one that is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If your shares are held by your broker, bank, or other agent, as a nominee or agent, you should follow the instructions provided by such broker, bank, or other agent.

Results of Voting at the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Implications of Being an “Emerging Growth Company”

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of

1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We would cease to be an “emerging growth company” upon the earliest to occur of (i) the last day of the fiscal year in which we have more than $1.07 billion in annual revenue; (ii) the date we qualify as a “large accelerated filer,” with at least $700 million of public float (iii) the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities held by non-affiliates; and (iv) the last day of the fiscal year ending after the fifth anniversary of our initial public offering, or December 31, 2022.

Procedure for Submitting Stockholders Proposals and Director Nominees at the 2022 Annual Meeting of Stockholders

The rules of the SEC permit our stockholders, after timely notice to Calyxt, to present proposals in our proxy statement for stockholder action where such proposals are consistent with applicable law, constitute a proper matter for stockholder action, and are not properly omitted by Calyxt in accordance with the rules of the SEC. To be timely for our 2022 Annual Meeting of Stockholders, a stockholder’s notice of a proposal must be delivered to or mailed and received by the Secretary of Calyxt at our principal executive offices, 2800 Mount Ridge Road, Roseville, MN 55113, no later than December 2, 2021.

Pursuant to our bylaws, in order for a proposal to be properly brought before the next annual meeting by a stockholder or for a stockholder’s nominee for director to be considered at such annual meeting, the stockholder must give written notice of such stockholder’s intent to bring a matter before the annual meeting or to nominate the director, which must be received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. In the case of our 2022 Annual Meeting of Stockholders, to be timely under our bylaws, a stockholder’s notice must be received not later than February 17, 2022 nor earlier than January 18, 2022. Each such notice must set forth certain information with respect to the stockholder who intends to bring a proposal before the meeting or to make the nomination, and the director nominee or proposal, as set forth in greater detail in our bylaws.  If we receive notice of a stockholder proposal after February 17, 2022, such proposal also will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for this 2021 Annual Meeting of Stockholders may exercise discretionary voting power with respect to such proposal.

In the event that the date of our 2022 Annual Meeting is advanced more than 30 days prior to the anniversary of our 2021 Annual Meeting or delayed more than 30 days after such anniversary date, then to be timely such notice must be received by the Company no earlier than 120 days prior to such 2022 Annual Meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by the Company.

Copies of Proxy Materials and Corporate Governance Documents

The Notice of 2021 Annual Meeting of Stockholders, this Proxy Statement for the Annual Meeting, and our Annual Report on Form 10-K are posted on Calyxt’s website at https://ir.calyxt.com/sec-filings and at www.proxyvote.com.

Our certificate of incorporation and bylaws are filed as an exhibit to our most recent Annual Report on Form 10-K, which is posted on our website at https://ir.calyxt.com/sec-filings.

Our corporate governance guidelines, code of business conduct and ethics, and charters for each of our standing Board committees are posted on our website at https://ir.calyxt.com/corporate-governance/governance-documents. Stockholders may receive printed copies of each of these documents without charge by contacting our Investor Relations Department at Calyxt, Inc., Attn: Investor Relations, 2800 Mount Ridge Road, Roseville, MN 55113, or by calling (651) 683-2807.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), our Board shall consist of not less than five nor more than 11 directors, with the exact number of directors to be determined from time to time solely by resolution adopted by a majority of the Board. Our Board has adopted a resolution fixing the number of directors at seven members. Until the first date on which Cellectis and its affiliates no longer beneficially own more than 50% of the outstanding shares of our Common Stock (the “Effective Date”), all of the directors will be elected to our Board annually at the annual meeting of stockholders. At the Annual Meeting, directors will be elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. From and after the Effective Date, our Board will transition to a staggered board divided into three classes, with directors serving three-year terms.

Directors will be elected by a plurality of the votes of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven nominees receiving the highest number of affirmative “For” votes will be elected.

Unless otherwise provided by law and subject to the terms of our Stockholders Agreement dated July 25, 2017 with Cellectis (as amended, the “Stockholders Agreement”), any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may be filled solely by a majority of the directors then in office or by the sole remaining director.

Nominees for Election for a One-Year Term Expiring at the 2022 Annual Meeting of Stockholders

The individuals listed below, all of whom are currently serving on our Board, are nominated for election this year. In addition to the names of the nominees and their ages provided in the table below, additional biographical information for each nominee follows the table.

Pursuant to the Stockholders Agreement, Cellectis has a right to designate as nominees to the Board the greater of three members of the Board or a majority of the directors on the Board, and to designate the chair of the Board and one member to each committee of the Board. Cellectis has designated Mr. Arthaud to serve as its nominee to the Board. Cellectis has reserved its rights under the Stockholders Agreement to make additional designations from time to time.

Name	Age	Position
Yves J. Ribeill, Ph.D.	61	Executive Chair of the Board
Laurent Arthaud	58	Director
Philippe Dumont	69	Director
Jonathan B. Fassberg	55	Director
Anna Ewa Kozicz-Stankiewicz	46	Director
Kimberly K. Nelson	53	Director
Christopher J. Neugent	60	Director

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

       Yves J. Ribeill, Ph.D., has served as a member of our Board since July 2018 and was appointed as the Executive Chair of the Board of Directors since February 2021. In his capacity as Executive Chair, Dr. Ribeill serves as the Company’s principal executive officer until a new Chief Executive Officer is appointed. Dr. Ribeill served as Calyxt’s interim Chief Executive Officer from August 2018 until October 2018. Since August 2017, he has served as the Chief Executive Officer of Ribogenics, Inc., which is a private biotechnology company working on microbiome re-engineering. Dr. Ribeill was also a founder of Scynexis, Inc. (NASDAQ: SCYX), served as its President from November 1999 until July 2015 and served as its Chief Executive Officer from November 1999 until April 2015. Before his work with Scynexis, Dr. Ribeill served in various positions during the 35 years of his international career with Rhone-Poulenc, Aventis including Discovery Chemistry Group leader for Anti-Viral Research and later in the Central Nervous System Group in France. He also served as Group Leader in the Cardiovascular Group in England. Upon his return to France, Dr. Ribeill served as Director of Chemistry for the Anti-Infective Group. He was involved in all phases of the drug discovery and development effort that resulted in the FDA approval of multiple drugs. He served as a Director of Scynexis, Inc. from November 1999 to March 2016 and has been a director of various other biotechnology companies in Europe and the United States. He is the author of more than 26 publications and 15 patents. He was a member of the Scientific Advisory Committee of the World Health Organization and of the Medicine Malaria Venture in Geneva. Dr. Ribeill has a Ph.D. in Chemistry from the University of Montpellier

(France). Based on his deep understanding of research and development and his experience with numerous biotechnology companies, we believe Dr. Ribeill has the appropriate skills to serve as a member of our Board.

Laurent Arthaud was appointed as a Director in July 2020. Mr. Arthaud served as a member of our Board of Directors from July 2017 to May 2019 and has served as a member of Cellectis’ board of directors since 2011. Mr. Arthaud has been designated by Cellectis to serve as its nominee to the Board. Mr. Arthaud has been the Managing Director of Life Sciences and Ecotechnologies for Bpifrance Investissement (formerly CDC Enterprises, a subsidiary of Caisse des Dépôts) since 2012. He currently serves on the board of directors of Kurma Life Sciences Partners, Adocia, Ribogenics Inc., Aledia, Argobio, Enyo Pharma, and Sparingvision. From 2006 to 2016, he served on the board of directors of Emertec Gestion. From 2006 to 2012, Mr. Arthaud held the position of Deputy CEO at CDC Entreprises, and directed InnoBio, an investment fund managed by Bpifrance Investissement. From 1999 to 2004, he served as Vice President of Aventis Capital, an investment subsidiary of the pharmaceuticals group Aventis, and as President of Pharmavent Partners from 2004 to 2006. Mr. Arthaud is a graduate of the École Polytechnique and the École Nationale de Statistique et d’Administration Économique. We believe Mr. Arthaud’s extensive investment experience in the biotechnology industry qualifies him to serve as a member on our Board.

Philippe Dumont has served as a member of our Board since July 2017. Mr. Dumont retired in December 2012 from Bayer CropScience, where he was employed since May 2002. At Bayer he held the position of Head of Technology Management, Seeds, and was responsible for supervising globally the Regulatory Affairs and Regulatory Science functions, Stewardship, Public, and Governmental Affairs and Communication impacting GMOs and seeds. Until 2006 Mr. Dumont also supervised the Legal and Intellectual Property functions in the seed business. Mr. Dumont also held the same responsibilities at Aventis Crop Science from December 1998 until April 2002. From 1987 to 1998, Mr. Dumont was General Counsel of Rhône-Poulenc Agrochimie. Prior to moving to France in 1987, Mr. Dumont held positions as an associate at Cravath Swaine & Moore (1975-1981), international legal counsel at Gulf Oil Corporation (1981-1983), and as solo practitioner in Washington D.C. from 1983-1986. Mr. Dumont is retired from the New York and District of Columbia Bars and is a graduate of the Georgetown University Law Center (J.D. 1975) and Columbia University (B.A., magna cum laude 1972). Since June 2013, he has been serving as a director of Association Française des Biotechnologies Végétales, responsible for international relations, where he tries to promote public and governmental understanding of new breeding techniques and related regulatory issues. Based on his leadership and regulatory experience in the plant biotechnology industry both in the United States and Europe, we believe Mr. Dumont has the appropriate set of skills to serve as a member of our Board.

Jonathan B. Fassberg has served as a member of our Board since August 2018. Mr. Fassberg is currently the Vice Chairman of Healthcare Investment Banking at Oppenheimer & Co. Inc., a leading investment bank, wealth manager, and a subsidiary of Oppenheimer Holdings. Mr. Fassberg founded The Trout Group in 1996 and was the Co-Chief Executive Officer of Solebury Trout LLC since the Trout Group’s acquisition by Solebury Communications in November 2017 until March 2021. Mr. Fassberg holds a Bachelor of Science degree in biology and chemistry from The University of North Carolina – Chapel Hill and a Master of Business Administration degree in finance from New York University’s Stern School of Business. Based on his deep financial expertise and experience, we believe Mr. Fassberg has the appropriate set of skills to serve as a member of our Board.

      Anna Ewa Kozicz-Stankiewicz has served as a member of our Board since July 2017. In July 2017, Ms. Kozicz partnered with Cowen Investment Management to create Cowen Sustainable Investments focused on sustainability in agriculture, energy, and transportation services. Prior to this partnership, Ms. Kozicz held management roles at BlackRock from 2012 to 2017, including Head of US Strategy and Corporate Development as well as investing roles as Portfolio Manager of a private asset portfolio for ABR Reinsurance Ltd., a Bermuda based reinsurance company which Ms. Kozicz helped to set up on behalf of BlackRock. From 2009 to 2012, Ms. Kozicz worked as an equity Portfolio Manager at Caxton Associates. From 2000 to 2009, Ms. Kozicz held multiple positions at Goldman Sachs, including Managing Director, and spent most of her time in the Principal Strategies Group with a focus on investing in the global agricultural sector. During her time at Goldman Sachs, she served as a director on the board of a New York-based federal credit union Polish & Slavic Federal Credit Union. She started her career in investment banking in 1996 at Credit Suisse First Boston in its Financial Institutions Group. Ms. Kozicz received a Bachelor of Arts in Math and Economics from Columbia College and her MBA from Columbia Business School. Based on her investment experience in the agriculture industry, we believe Ms. Kozicz has the appropriate set of skills to serve as a member of our Board.

Kimberly K. Nelson has served as a member of our Board since January 2019. Ms. Nelson has served as the Executive Vice President and Chief Financial Officer of SPS Commerce (NASDAQ: SPSC), a provider of cloud-based supply chain management solutions, since November 2007. Ms. Nelson has also served on the Board of Qumu Corporation (NASDAQ: QUMU), a video content management company, from March 2012 until May 2019. Since November 2019, Ms. Nelson has served at the Board of Directors of Teradata, a provider of database and analytics-related software, products, and services. She holds a Bachelor of Arts degree in finance from Babson College, Wellesley, Massachusetts, and completed the Executive MBA program at the University of Saint Thomas. Ms. Nelson has provided financial direction at several companies over her 30-year career including Amazon.com, Nestlé USA Inc., and The Pillsbury Company. Based on her strong finance and investor relations experience and her broad experience with premier food and consumer companies, we believe Ms. Nelson has the appropriate set of skills to serve as a member of our Board.

Christopher J. Neugent has served as a member of our Board since September 2018. Mr. Neugent has served as the Executive Vice President of Strategy of Post Holdings, Inc. (NYSE: POST), which is a $6.0 billion holding company with six operating divisions, since July 2018. Prior to this, he served as President and CEO of Post Consumer Brands from its founding in November 2015 until July 2018. Previously, Mr. Neugent held various leadership roles at MOM Brands Company beginning in 2001. He served as the President and Chief Executive Officer of MOM Brands Company beginning in 2008, and also assumed the responsibilities of Chairman of the Board in 2011. Mr. Neugent held these roles until Post acquired MOM Brands Company in 2015. Prior to joining MOM Brands in 2001, Mr. Neugent was a Vice President of Marketing at Frito-Lay, a division of PepsiCo.   Mr. Neugent served in a variety of marketing, sales, and financial roles at Frito-Lay from 1989-2001. Mr. Neugent has served on the Board of Welch Foods, Inc. since February 2016. He holds a Bachelor of Arts degree in economics from Princeton University and completed the Advanced Management Program at the Wharton School of Business. We believe Mr. Neugent’s extensive experience in the consumer food products space qualifies him to serve as a member of our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors and Leadership Structure

Our Corporate Governance Guidelines, Certificate of Incorporation, and bylaws provide the Board flexibility in determining its leadership structure.

The Board may establish the authorized number of directors from time to time by resolution. Immediately prior to the Annual Meeting, our Board consists of seven members, five of whom are independent under the listing standards of the Nasdaq Global Market (the “Nasdaq”).

The Board ordinarily separates the role of Chair of the Board and Chief Executive Officer. Currently, the Chair of the Board is serving as our principal executive officer on a temporary basis until such time that a new Chief Executive Officer is appointed.

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair of the Board and Chief Executive Officer in any way that is in our best interests at a given point in time. The Board may make a different determination in the future as to the appropriateness of its current policies in connection with the recruitment and succession of the Chair of the Board and/or the Chief Executive Officer.

Director Independence

The Nasdaq listing standards generally require that a majority of the members of a listed company’s Board be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Although the Nasdaq listing standards allow a “controlled company,” such as us, to elect not to comply with certain corporate governance requirements, such “controlled company” exemptions do not modify the independence requirements for the audit committee. The controlled company exemptions are discussed further below.

Our Board has undertaken a review of the independence of each of our directors who served in the most recently completed fiscal year and has considered whether any such director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based on this evaluation, the Board determined that each of Mr. Dumont, Mr. Fassberg, Ms. Kozicz, Ms. Nelson, and Mr. Neugent are independent. Because of his current status as Executive Chair and his role as the principal executive officer of the Company, the Board determined that Dr. Ribeill is not independent under the independence provisions of the Nasdaq listing standards and Rule 10A-3. Because of his status as a director of Cellectis, the Board determined that Mr. Arthaud is not independent under the independence provisions of the Nasdaq listing standards and Rule 10A-3. In addition, because of his status as both a director and the Chief Executive Officer of Cellectis, Dr. Choulika, who retired from our Board but served in 2020 until his resignation in July 2020, was not independent under the independence provisions of the Nasdaq listing standards and Rule 10A-3.

In making such independence determinations, our Board considered the relationships that each of the directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock held by each director.

There are no family relationships among any of our directors or executive officers.

Controlled Company Exemption

Cellectis controls a majority of the voting power of our outstanding common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq listing standards. Under the Nasdaq listing standards, a company of which more than 50 percent of the voting power is held by an individual, group, or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that:

•	a majority of the Board consist of independent directors;
•

director nominees be selected, or recommended to the Board, either by (i) independent directors constituting a majority of the Board’s independent directors or (ii) a nominations committee composed entirely of independent directors, with a written charter or board resolution, as applicable, addressing the nominations process; and

•	we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Our Board has established an Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee, each of which has a written charter that addresses its purpose and responsibilities.

With the exception of Dr. Ribeill and Mr. Arthaud, each of the other nominees for election to the Board at the 2021 Annual Meeting is an independent director under the independence provisions of the Nasdaq listing standards. Accordingly, our Board is currently comprised of a majority of independent directors. However, pursuant to the Stockholders Agreement, Cellectis has a right to designate as nominees to the Board the greater of three members of the Board or a majority of the directors on the Board.  Currently Cellectis has designated only Mr. Arthaud as its nominee to the Board and has otherwise reserved its rights under the Stockholders Agreement to make additional designations from time to time. In the event that Cellectis exercised its designation rights and designated nominees that were not independent, we would rely on the controlled company exemption to the requirement that a majority of our Board consist of independent directors.

Because Cellectis has designated Mr. Arthaud as a member of each of the Compensation Committee and the Nominating and Corporate Governance Committee pursuant to the Stockholders Agreement and Dr. Ribeill continues to serve on each of the Compensation Committee and the Nominating and Corporate Governance Committee while also serving as Executive Chair, we rely on the controlled company exemption with respect to the independence requirements for those committees.

Role of the Board in Risk Oversight

The Board is actively involved in the oversight of our risk management process. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. Our Compensation Committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee has responsibility to review and assess Calyxt’s significant environmental, social, and governance issues, risks, and trends. Our Board is responsible for monitoring and assessing strategic risk exposure and other risks not covered by our committees.

The full Board, or the appropriate committee, receives reports on risks facing Calyxt from our principal executive officer or other members of management to enable it to understand our risk identification, risk management, and risk mitigation strategies. We believe that our Board’s leadership structure is consistent with and supports the effective administration of the Board’s risk oversight function.

Effective as of April 15, 2019, Calyxt adopted a formal financial risk management policy and established a financial risk management committee (the “FRC”), which is comprised of members of the corporate leadership team.  The financial risk management policy provides a framework for the definition, measurement, and strategies to manage financial risks, including commodity, interest rate, foreign currency, and counterparty credit risks. The FRC regularly reports to the Board on its activities.

Attendance at Meetings

During the fiscal year ended December 31, 2020, the Board held 21 meetings. Members of the Board are expected to regularly attend all meetings of the Board and committees on which they serve. With respect to each of our incumbent director’s period of service, each director attended more than 75 percent of the meetings of the Board and of the committees on which the director served that were held during the last fiscal year and during such director’s period of service. The non-management directors meet in conjunction with regular meetings of the Board outside of the presence of management in executive session and the independent members of our Board also meet in executive sessions.

Members of the Board are invited, but not required, to attend each annual meeting of our stockholders. Mr. Dumont, Mr. Fassberg, Ms. Nelson, and Mr. Neugent attended our 2020 annual meeting of stockholders, which was held on May 19, 2020.

Board Committees

Our Board has established three standing committees: Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee, each of which is described below. Each of our standing committees operate pursuant to charters posted on the Investors section of our website at https://ir.calyxt.com/corporate-governance/governance-documents.

Audit Committee

The Audit Committee is composed of Ms. Nelson (Chair), Mr. Dumont, Mr. Fassberg, and Ms. Kozicz. Our Board has determined that Ms. Nelson, Mr. Dumont, Mr. Fassberg, and Ms. Kozicz are independent under the applicable provisions of the Nasdaq listing standards and Rule 10A-3. Each of Ms. Nelson, Mr. Dumont, Mr. Fassberg, and Ms. Kozicz qualifies as an “audit committee financial expert” as such term is defined in the regulations under the Exchange Act and meets the requirements for financial literacy and financial sophistication required under applicable rules and regulations.

The Audit Committee is responsible for, among other things, the oversight of the integrity of our financial statements and system of internal controls, the qualifications and independence of our independent registered accounting firm, and the performance of our internal audit function and independent auditor. The Audit Committee also has the authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. In addition, the Audit Committee will review reports from management, legal counsel, and third parties relating to the status of compliance with laws, regulations, and internal procedures. The Audit Committee is also responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management.

The Audit Committee held six meetings during 2020.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of Dr. Ribeill (Chair), Mr. Arthaud, Mr. Fassberg, and Ms. Kozicz. The Nominating and Corporate Governance Committee is responsible for, among other things, matters of corporate governance and matters relating to the practices, policies, and procedures of our Board, identifying and recommending candidates for election to our Board and each committee of our Board, and reviewing, at least annually, our corporate governance principles. As a “controlled company,” we are not required to have director nominations selected by a nominations committee comprised solely of independent directors.

The policy of our Nominating and Corporate Governance Committee is to identify director candidates, including nominees submitted by stockholders, based on criteria established by the Nominating and Corporate Governance Committee, and approved by the Board, which includes the criteria set forth in our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee considers not only the director candidate’s qualities, performance, and professional responsibilities, but also the current composition of the Board and the challenges and needs of the Board at that time. In addition, the Stockholders Agreement provides Cellectis with certain rights relating to the composition of our Board. See “Certain Relationships and Related Party Transactions—Relationship with Cellectis—Stockholders Agreement.” The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Stockholders who wish to recommend a prospective nominee should follow the procedures set forth in Section 2.05 of our bylaws.  Stockholders should also review the section entitled “Procedures for Submitting Director Nominations and Stockholder Proposals.” The Nominating and Corporate Governance Committee will evaluate stockholder-recommended nominees in the same manner as other nominees, other than those designated pursuant to the Stockholders’ Agreement. All director nominees at the Annual Meeting were elected at the Calyxt 2020 Annual Meeting of Stockholders except for Mr. Arthaud, who was designated by Cellectis and appointed by the Board in July 2020 upon the retirement of Dr. Choulika.

Calyxt does not have a specific policy on diversity of the Board. Instead, the Nominating and Corporate Governance Committee and the Board evaluate nominees in the context of the Board as a whole, with the objective of selecting nominees that will contribute to a diversity of viewpoints that will enhance the quality of the Board’s deliberations and decisions. Such diversity may be reflected in a mix of different knowledge, experience, skills, expertise, backgrounds, and other characteristics. Calyxt is proud to have a diverse Board, including with respect to gender.

The Nominating and Governance Committee held three meetings during 2020.

Compensation Committee

The Compensation Committee is composed of Mr. Neugent (Chair), Mr. Arthaud, Mr. Dumont, and Dr. Ribeill. The Compensation Committee is responsible for, among other things, reviewing and approving our overall compensation philosophy and overseeing the administration of related compensation benefit programs, policies, and practices. The Compensation Committee is also responsible for annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers and evaluating their performance in light of these goals, reviewing the compensation of our executive officers and other appropriate officers, and administering our incentive and equity-based compensation plans. Executive compensation is recommended by the Compensation Committee and set by the Board. In performing this function, the Compensation Committee and the Board rely on the Chief Executive Officer and the Chief Financial Officer to provide information regarding the executive officers, their roles and responsibilities, and the general performance of the Company and the various business units. The Chief Executive Officer, Chief Financial Officer, and General Counsel, as well as members of Calyxt’s human resources team, provide support, take directions from, and bring suggestions to the Compensation Committee and the Board. The Chief Executive Officer also suggests performance measures and targets for each of the executive officers under our cash bonus program. The final decisions regarding salaries, bonuses (including measures, targets, and amounts to be paid), equity grants, and other compensation matters related to executive officers are made by the Board. No executive officer has any role in director compensation. The Compensation Committee may delegate all or a portion of duties and responsibilities to a subcommittee of the Compensation Committee. As a “controlled company,” we are not required to have a compensation committee comprised entirely of independent directors.

The Compensation Committee has engaged Vareo Advisors, LLC as its consultant for executive and non-executive compensation. The Compensation Committee determined that Vareo Advisors, LLC is free of conflicts of interest. The consultant reports directly to the Compensation Committee and works with the Compensation Committee, the Board, and management to, among other things, provide advice regarding compensation structures and programs in general and competitive compensation data.

The Compensation Committee held six meetings during 2020.

Corporate Governance Guidelines

Our Board has adopted written Corporate Governance Guidelines that serve as a framework for our Board and its committees. These guidelines cover a number of areas including the size and composition of the Board, membership criteria for the Board and director qualifications, director responsibilities, board agenda, the responsibilities of the Chair of the Board, and the Chief Executive Officer, the appointment of a presiding director, meetings of non-management directors, the role of committees of the Board, access of directors to management and independent advisors, third-party communications, director compensation, director orientation and continuing education, management evaluation and succession and annual performance evaluations.

The Corporate Governance Guidelines are reviewed at least annually by our Nominating and Corporate Governance Committee, and changes are recommended to our Board, as warranted.

Code of Business Conduct and Ethics

We have adopted the Calyxt Code of Business Conduct and Ethics, which is applicable to all our employees, executive officers, and directors. Any amendments to our Code of Business Conduct and Ethics and any waivers of its requirements will be disclosed on our website or in filings under the Exchange Act, as required by the applicable rules and exchange requirements.

Policies Prohibiting Employee, Officer, and Director Hedging and Pledging

Calyxt’s insider trading policy prohibits our directors, executive officers, employees, and their related persons from purchasing our securities on margin or holding our securities in margin accounts or otherwise pledging our securities, and also prohibits any hedging transactions (including, transactions involving options, warrants, puts, calls, prepaid variable forward contracts, equity swaps, collars, and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of equity securities of Calyxt.

Stockholder Communications

Stockholders may contact our Board about bona fide issues or questions about Calyxt by sending a letter to the following address: Calyxt, Inc., 2800 Mount Ridge Road, Roseville, MN 55113, Attention: Board of Directors. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the “Independent Directors” at the address above. Our General Counsel will initially receive and process communications before forwarding them to the addressee, and generally will not forward a communication that is unrelated to the duties and responsibilities of the Board, including a communication the General Counsel determines to be primarily commercial in nature, is related to an improper or irrelevant topic, or is a request for general information about us or our products or services.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Appointment of Ernst & Young LLP

Ernst & Young LLP (“EY”) has served as our independent registered public accounting firm since 2015. The Audit Committee has approved the engagement of EY to perform audit and audit-related services with respect to the fiscal year ending December 31, 2021, and the Board has directed that management submit the selection of EY as Calyxt’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting as part of this Proposal 2. The Audit Committee’s selection process includes consideration of the following factors: continuity of experience with our business, internal controls, and technical accounting experience; independence; history of and reputation for thoroughness, accuracy, excellence, and integrity; and reasonableness of fees. In the event the stockholders do not ratify the reappointment of EY, the Audit Committee will reconsider the selection.

Representatives of EY will be present at the Annual Meeting. They will be given an opportunity to make a statement, if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RAtification of THE Appointment of Independent Registered Public Accounting Firm.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pre-Approval of Accounting Services

The Audit Committee has established a policy regarding pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm. Under that policy, the Audit Committee must approve the services to be rendered and fees to be charged by our independent registered public accounting firm. Unless a type of service has received general pre-approval, it will require specific pre-approval of the Audit Committee if it is to be provided by the independent auditor. The Audit Committee may establish pre-approval fee limits for all services to be provided by the independent accountant. The Audit Committee must then approve, in advance, any services or fees exceeding those pre-approved levels, subject to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee pre-approved all services and fees charged by Ernst & Young LLP to the Company in 2020.

The Audit Committee has delegated to its Chair the authority to grant separate pre-approvals of services and fees in accordance with the pre-approval policy. The Audit Committee may further delegate pre-approval authority from time to time to one or more of its other members in its discretion.

Fees Billed by Independent Registered Public Accounting Firm for Fiscal Years 2020 and 2019

The following table presents aggregate fees (including related expenses) for services rendered by Ernst & Young LLP in the fiscal years ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
Audit Fees	$370,000	$442,714
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$370,000	$442,714

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. EY, our independent registered public accounting firm for 2020, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2020 with management and with our independent auditor, EY. These audited financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2020 (“Annual Report”).

The Audit Committee has also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence and has discussed with EY its independence from us.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for filing with the SEC.

THE AUDIT COMMITTEE

Ms. Kimberly K. Nelson (Chair)

Mr. Philippe Dumont

Mr. Jonathan B. Fassberg

Ms. Ana Ewa Kozicz-Stankiewicz

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT TO THE CALYXT, INC. 2017 OMNIBUS INCENTIVE PLAN

General

We are requesting that our stockholders approve an amendment (the “Amendment”) to the Calyxt, Inc. 2017 Omnibus Incentive Plan (the “Plan”), which was established effective June 14, 2017. The Amendment has been approved and adopted by our Board, subject to approval by our stockholders, and is now being submitted for stockholder approval, with an effective date of May 18, 2021. The key terms of the Amendment are described in additional detail below.

The Amendment does not increase the number of shares available for grant under the Plan, so there will be no additional dilution if the Amendment is approved by our stockholders. For additional information about the outstanding awards and shares available for issuance under the Plan see the table under the header “Equity Compensation Plan Information” below.

Changes to the Plan Pursuant to the Amendment

We are requesting that our stockholders approve the Amendment, which would result in the following differences from the Plan, as currently in effect:

•

The Amendment removes terms, conditions, definitions, and requirements relating to the qualified performance-based exception to Section 162(m) of the Code, which exception is no longer available for new awards under the Plan due to tax reform legislation;

•

The Amendment includes a specific limit on the maximum aggregate number of shares that may be issued under the Plan upon the exercise of incentive stock options (see “Authorized Shares and Award Limits” below);

•

The Amendment places an aggregate limit of $1,000,000 on all compensation payable to non-employee directors in any calendar year (including cash and equity) and a $2,000,000 aggregate limit on all compensation payable to non-employee directors serving as executive chair; and

•	The Amendment incorporates certain other technical revisions in response to changes in the law and other clarifying changes.

Summary of Material Terms of the Plan (as Amended by the Amendment)

The actual text of the Plan, as amended by the Amendment, is attached as Appendix A to this Proxy Statement. The following description of the Plan is only a summary of its principal terms and provisions and is qualified by reference to the actual text as set forth in Appendix A to this Proxy Statement.

Purpose

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to participants, and to promote the success of our business.

Plan Term

The Plan is scheduled to expire ten years following its original effective date of June 14, 2017. The term will expire sooner if, prior to the end of the ten-year term or any extension period, the maximum number of shares available for issuance under the Plan has been issued or our Board terminates the Plan.

Eligibility

Employees, consultants, non-employee directors (and director nominees) and any other individuals who provide services to us or any of our affiliates are eligible to receive awards under the Plan, if permitted by applicable laws or accounting and tax rules and regulations. As of March 23, 2021, there were 58 employees, 5 consultants, 7 non-employee directors, and 6 other service providers eligible to participate in the Plan. The basis for participation in the Plan is being eligible and being selected by the Administrator to receive a grant thereunder.

Authorized Shares and Award Limits

Subject to adjustment, 4,900,000 shares of our common stock were originally available for awards to be granted under the Plan (other than substitute awards; that is, awards that are granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by us or with which we combine). The total number of shares available for issuance under the Plan (the “Overall Share Limit”) has been and will continue to be increased on the first day of each Company fiscal year following the effective date of the Company’s initial public offering in an amount equal to the lesser of (i) 4,900,000 shares, (ii) 5 percent of outstanding shares on the last day of the immediately preceding fiscal year, or (iii) such number of shares as determined by the Board in its discretion. As of March 23, 2021, the Overall Share Limit (after taking into account the evergreen refresh for the last four years) was 11,233,263.

Subject to adjustment, the maximum number of shares of our common stock actually issued or transferred by us upon the exercise of incentive stock options is 11,233,263 shares (which matches the Overall Share Limit as of March 23, 2021), which incentive stock option limit will be increased on the first year of each fiscal year beginning in 2022 by 4,900,000 shares, but which will not exceed, in any event, the Overall Share Limit.

Subject to adjustment, the maximum number of shares of our common stock that may be granted to any single individual during any calendar year is as follows: (i) stock options and SARs that relate to no more than 490,000 shares of our common stock; (ii) restricted stock and RSUs that relate to no more than 490,000 shares of our common stock; (iii) performance awards denominated in shares and other share-based awards that relate to no more than 490,000 shares of our common stock; (iv) deferred awards denominated in shares that relate to no more than 490,000 shares of our common stock; (v) deferred awards denominated in cash that relate to no more than $5,000,000; and (vi) performance awards denominated in cash and other cash-based awards that relate to no more than $5,000,000, provided that no participant may receive awards that relate to more than 490,000 shares of our common stock during the fiscal year of any participant’s initial year of service with the Company. An individual who is a non-employee director may not be granted compensation for such service in any one calendar year having an aggregate maximum grant date fair value in excess of $1,000,000; provided an individual who serves as executive chair and is a non-employee director may not be granted compensation for such service in any one calendar year having an aggregate maximum grant date fair value in excess of $2,000,000.

If an award is forfeited, expires, terminates, or otherwise lapses or is settled for cash, the shares covered by such award will again be available for issuance under the Plan.  However, any shares that are retained by us upon exercise of an award to satisfy (i) the exercise or purchase price for such award or (ii) any withholding taxes due with respect to such award and shares issued under the Plan and later repurchased by us shall not be available for future grants under the Plan.

Administration

The Board or, to the extent authority is delegated by the Board, its Compensation Committee or other committee will administer the Plan. The Board or, to the extent authority is delegated by the Board, its Compensation Committee or other committee (in either event, the “Administrator”) will administer the Plan and have the authority to do the following items (among others):

•	determine the fair market value of the common stock;
•	select the participants to whom awards may be granted;
•	approve forms of agreements, amend, or modify outstanding awards or award agreements;
•	correct any defect, supply any omission, and reconcile any inconsistency in the Plan or any award, in the manner and to the extent it will deem desirable to carry the Plan into effect;
•	establish, amend, suspend or waive rules and regulations and appoint agents, trustees, brokers, depositories, and advisors and determine such terms of their engagement as it will deem appropriate;
•	construe and interpret the terms of the plan, any award agreement and any agreement related to any award; and
•	make any other determination and take any other action that it deems necessary or desirable to administer the Plan.

To the extent not inconsistent with applicable law, the Administrator may delegate to one or more of our officers the authority to grant certain awards under the Plan.

Types of Awards

The Plan provides for grants of incentive and non-qualified stock options, SARs, restricted stock, RSUs, performance awards, deferred awards, other share-based awards, and other cash-based awards as described below:

•

Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (except in the case of substitute awards) will be determined by the Administrator at the time of grant but may not be less than the fair market value of a share of our common stock on the grant date. The Administrator will determine the date on which each stock option becomes vested and exercisable and the expiration date of each option. No stock option will be exercisable more than ten years from the grant date, except that the Administrator may generally provide for an extension of such ten-year term in the event the exercise of the option would be prohibited by law on the expiration date. Stock options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Internal Revenue Code.

•

SARs. A SAR represents a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our common stock from the grant date over the exercise or hurdle price of such SAR. The per share exercise price of a SAR (except in the case of substitute awards) will be determined by the Administrator but may not be less than the fair market value of a share of our common stock on the grant date. The Administrator will determine the date on which each SAR may be exercised or settled and the expiration date of each SAR. However, no SAR will be exercisable more than ten years from the grant date.

•	Restricted Stock. Restricted stock is an award of shares of our common stock that are subject to restrictions on transfer and a substantial risk of forfeiture.
•	RSUs. An RSU represents a contractual right to receive the value of a share of our common stock at a future date, subject to specified vesting and other restrictions.
•

Performance Awards. Performance awards, which may be denominated in cash or shares, will be earned upon the satisfaction of performance conditions specified by the Administrator. The performance conditions may include, but not be limited to, the following: return measures (including total shareholder return; return on equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital)); revenues (including total revenue; gross revenue; net revenue; and net sales); income/earnings measures (including earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income; operating income (before or after taxes); pre-or after-tax income or loss (before or after allocation of corporate overhead and bonus); pre- or after-tax operating income; net earnings; net income or loss (before or after taxes); operating margin; gross margin; and adjusted net income); expense measures (including expenses; operating efficiencies; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable)); cash flow measures (including cash flow or cash flow per share (before or after dividends); and cash flow return on investment); share price measures (including share price; appreciation in and/or maintenance of share price; and market capitalization); strategic objectives (including market share; debt reduction; customer growth; employee satisfaction; research and development achievements; mergers and acquisitions; management retention; dynamic market response; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; recruiting and maintaining personnel; and business quality); and other measures (including economic value-added models or equivalent metrics; economic profit added; gross profits; economic profit; comparisons with various stock market indices; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; and financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions)). These performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, or business segments, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index or one or more of the performance goals themselves.

•	Deferred Awards. The Administrator is authorized to grant awards denominated in a right to receive shares of our common stock or cash on a deferred basis.
•

Other Share-Based Awards. The Administrator is authorized to grant other share-based awards, which may be denominated in shares of our common stock or factors that may influence the value of our shares.

•	Other Cash-Based Awards. The Administrator is authorized to grant other cash-based awards either independently or as an element of or supplement to any other award under the Plan.

Adjustments

In the event that the Administrator determines that, as result of any stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the shares, repurchase, exchange or subdivision of the Shares or other securities of the Company, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence, in each case excluding any triggering event, an adjustment is appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Administrator will, subject to compliance with Section 409A of the Internal Revenue Code, adjust equitably any or all of

•	the number, type and class of shares or other stock or securities available for future awards and covered by each outstanding award;
•	the grant, purchase, exercise, or hurdle price covered by each such outstanding award; and
•	any repurchase price per share applicable to shares issued pursuant to any award, or, if deemed appropriate, will make a provision for a cash payment to the holder of an outstanding award.

In addition, the Administrator may adjust the terms and conditions of, and the criteria included in, outstanding awards in recognition of events affecting the Company or the financial statements of the Company, or changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

No Repricing

Except as provided the Plan’s adjustment provisions, no action will directly or indirectly, through cancellation and regrant or any other method, reduce, or have the effect of reducing, the exercise or hurdle price of any award established at the time of grant thereof without approval of our stockholders.

Termination of Service and Corporate Transactions

The Administrator will determine the effect of a termination of employment or service on outstanding awards, including whether the awards will vest, become exercisable, settle, or be forfeited. In the event of a dissolution or liquidation of the Company or a triggering event, except as otherwise provided in the applicable award agreement, the Administrator may provide for:

•	assumption or substitution with equivalent awards of outstanding awards under the Plan by us (if we are the surviving corporation) or by the surviving corporation or its parent or subsidiary;
•

termination of outstanding awards under the Plan in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the portion of the awards stock that is vested and exercisable immediately prior to the consummation of the corporate transaction over the per share exercise price;

•

any combination of assumption, substitution, or termination of outstanding awards under the Plan as described above; provided that outstanding awards of stock options and SARs may be cancelled without consideration if the fair market value on the date of the event is greater than the exercise or hurdle price of such award; or

•

acceleration of the vesting (including the lapse of any restrictions, with any performance criteria or conditions deemed met at target) and exercisability of outstanding award in full prior to the date of the corporate transaction and the expiration of awards not timely exercised by the date determined by the Administrator.

A triggering event as defined in the plan includes (i) a sale, transfer or disposition of all or substantially all of the Company’s assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of our common stock, or (C) an Excluded Entity (as defined in subsection (ii) below); or (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”); or (iii) any direct or indirect purchase or other acquisition by any person or group, other than a parent company or another person that is controlled by a parent company, of more than 50% of the total outstanding equity interests in or voting securities of the Company, excluding any transaction that is determined by the Board in its reasonable discretion to be a bona fide capital raising transaction.

Amendment and Termination

Our Board may amend, alter, suspend, discontinue, or terminate the Plan, but, subject to certain exceptions, no amendment or termination that would materially and adversely affect the rights of any participant under any outstanding award shall be made without his or her consent. The Administrator may also amend, alter, suspend, discontinue, or terminate, or waive any conditions or rights under, any outstanding award. However, subject to the adjustment provision and corporate transaction provision, any such action by the Administrator that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, subject to certain exceptions. The Company will also seek, to the extent necessary and desirable to comply with applicable laws, the approval of holders of capital stock with respect to any amendment of the Plan.

New Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the Plan because the grant and actual settlement of awards under the Plan are subject to the discretion of the Administrator.

Existing Plan Benefits

Since its inception, the following option and RSU grants have been made under the Plan to the persons and categories of persons identified below:

Name and Position	Number of Shares Subject to Stock Options Granted	Number of RSUs Granted (1)
James A. Blome	500,000	396,667
William F. Koschak	316,000	103,000
Travis J. Frey, Ph.D.	204,000	16,500
Executive Officers as a Group	1,227,000	595,167
Non-Executive Directors as a Group	257,600	83,400
Non-Executive Officer Employees as a Group	2,404,858	828,570
(1)	Includes all performance awards granted under the Plan.

The closing price per share of our common stock, par value $0.0001 per share, as reported on the Nasdaq Stock Market on March 23, 2021 was $7.10.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect.  This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Tax Consequences to Participants

RSUs, Performance Awards, Deferred Awards and Cash-Based Awards.  No income generally will be recognized upon the grant of RSUs, performance awards, deferred awards, or cash-based awards.  Upon payment in respect of such awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares received (reduced by any amount paid by the recipient).

Restricted Stock.  The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient) at such time as the restricted stock is no longer subject to a substantial risk of forfeiture.  However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares over any purchase price.

Nonqualified Stock Options and SARs.  In general:

•	no income will be recognized by a grantee at the time a non-qualified stock option or SAR is granted; and
•

at the time of exercise of a non-qualified stock option or SAR, ordinary income will be recognized by the grantee in an amount equal to, in the case of a non-qualified stock option, the difference between the option price paid for the shares and the fair market value of the unrestricted shares on the date of exercise and, in the case of a SAR, the amount of cash received, and the fair market value of any unrestricted shares received.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an “incentive stock option” as defined in Section 422 of the Code, but the exercise may give rise to alternative minimum tax.  If shares are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares.  Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Tax Consequences to the Company and its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, it is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Vote Required

The Amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan will be approved by the affirmative “For” vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting and entitled to vote on this matter. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL of THE AMENDMENT TO THE CALYXT, INC. 2017 OMNIBUS INCENTIVE PLAN.

Equity Compensation Plan Information

The following table sets forth certain information related to our compensation plans under which shares of our common stock are authorized for issuance as of December 31, 2020:

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)
Equity compensation plans approved by security holders [1]	4,621,173	$10.30	[2]	3,938,285	[3]
Equity compensation plans not approved by security holders	-	-		-
Total	4,621,173	$10.30		3,938,285

1 Includes the Plan and the Calyxt, Inc. Equity Incentive Plan (the “2014 Plan”).

2 Represents the weighted average exercise price of options outstanding under the Plan and the 2014 Plan.

3 Of these shares, none are available for future issuance from the 2014 Plan and 3,938,285 remain available for future issuance from the Plan. All these shares are available for issuance other than upon exercise of options, warrants, or rights.

EXECUTIVE OFFICERS

The following table sets forth information concerning our current executive officers:

Name	Age	Position
Yves J. Ribeill, Ph.D.	61	Executive Chair of the Board
William F. Koschak	52	Chief Financial Officer
Travis J. Frey, Ph.D.	43	Chief Technology Officer
Debra Frimerman	41	General Counsel and Corporate Secretary

Yves J. Ribeill, Ph.D., has served as a member of our Board since July 2018 and was appointed as the Executive Chair of the Board of Directors since February 2021. In his capacity as Executive Chair, Dr. Ribeill serves as the Company’s principal executive officer until a new Chief Executive Officer is appointed. Dr. Ribeill served as Calyxt’s interim Chief Executive Officer from August 2018 until October 2018. For more information on Dr. Ribeill, see the section “Proposal No. 1 – Election of Directors” included within this document.

William F. Koschak has served as our Chief Financial Officer since January 2019. Mr. Koschak previously served as the Vice President, Finance of the Brain Therapies business unit of Medtronic plc (NYSE: MDT), a global medical technology company, from June 2017 through January 2019. As Vice President, Finance of the Brain Therapies business unit, Mr. Koschak had responsibility for matters including financial and strategic planning for the $2.5 billion in revenue global brain therapies business unit, as well as acquisitions and operational excellence. During this time, Mr. Koschak also served as Interim Vice President and General Manager, Brain Modulation from May 2018 through October 2018. As the interim General Manager of Brain Modulation he led all aspects of the global Brain Modulation business with a focus on the development of products for medical devices to treat the effects of Parkinson’s disease and epilepsy. Prior to joining Medtronic plc, Mr. Koschak served as the Executive Vice President and Chief Financial Officer of Young America Holdings, LLC, a privately held digital services firm, beginning in December 2014. Mr. Koschak also held various finance positions including Vice President, Finance for Convenience and Foodservice and Vice President, Financial Reporting at General Mills, Inc. (NYSE:GIS), where he was employed from May 2005 until December 2014. Prior to General Mills, Mr. Koschak was an audit partner at KPMG LLP. Mr. Koschak is a board member of 1st Financial Bank USA and Second Harvest Heartland, the second largest food bank in the United States. Mr. Koschak is a graduate of Augsburg College.

Travis J. Frey, Ph.D., has served as our Chief Technology Officer since May 2019. Prior to joining Calyxt, Dr. Frey served as the Vice President of Science and Innovation from March of 2018 to April of 2019 at WISErg Corporation, a company fusing biological science and engineering into a solution that converts landfill-bound food into premium sustainable agricultural inputs. Dr. Frey was responsible for WISErg’s science and technology vision, strateg,y and execution as well as being responsible for aligning science and innovation initiatives regarding existing and new product research and development. Prior to joining WISErg Corporation, Dr. Frey held various roles at Monsanto from January of 2006 to March of 2018, where he developed improved varieties of corn, improved efficiencies in the introgression of traits into elite germplasm, improved molecular assays to enhance the use of breeding while reducing the need for field testing, and led Monsanto’s global Dicot transformation center as well as their controlled environment facilities. Dr. Frey received his B.S. in Horticulture from Penn State University, M.S. in Plant Breeding and Plant Genetics from the University of Wisconsin, Ph.D. in the Plant Biology and Biotechnology Program at the University of Delaware and an M.B.A from the University of Chicago – Booth School of Business.

Debra Frimerman has served as our General Counsel since February 2019 and also our Corporate Secretary since March 2019. From February 2012 until joining Calyxt, Ms. Frimerman held multiple roles in the legal department at Syngenta, a global agribusiness company.  Ms. Frimerman’s most recent role at Syngenta was Associate General Counsel for Syngenta North America where she led the U.S. seeds legal department, which included responsibility for global seed licensing transactions. Prior to Syngenta, Ms. Frimerman practiced law at Stoel Rives LLP and Lindquist & Vennum PLLP focusing on mergers and acquisitions, securities, commercial transactions, and general corporate matters.  Ms. Frimerman holds a J.D. from the University of Minnesota Law School, where she graduated magna cum laude, and a Bachelor of Arts degree in economics from the University of California, Santa Barbara.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth total compensation for the years ended December 31, 2020 and December 31, 2019 as applicable, for our named executive officers for 2020 (“NEOs”), who are James A. Blome (Chief Executive Officer), William F. Koschak (Chief Financial Officer) and Travis J. Frey, Ph.D. (Chief Technology Officer).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
James A. Blome	2020	$635,000	$259,556	$-	$543,609	$13,014	$1,451,179
Chief Executive Officer	2019	635,000	876,250	1,800,669	1,109,607	66,823	4,488,349
William F. Koschak	2020	329,000	133,713	-	341,697	18,751	823,161
Chief Financial Officer	2019	315,077	330,000	600,100	1,700,196	14,076	2,959,449
Travis J. Frey, Ph.D (1)	2020	279,538	113,193	-	248,507	34,026	675,264
Chief Technology Officer	2019	-	-	-	-	-	-

(1)	Dr. Frey was appointed as Chief Technology Officer effective May 20, 2019 and became a NEO in 2020.
(2)

Represents the annual cash bonus earned for fiscal year 2020. Annual cash bonus earned for fiscal year 2019 for Mr. Blome and Mr. Koschak were $476,250 and $150,000, respectively. In addition, Mr. Blome and Mr. Koschak received sign-on bonuses during 2019 in the amounts of $400,000 and $180,000, respectively.

(3)

This column reflects the fair value of Restricted Stock Units (“RSUs”) granted in 2020 and 2019 based on the stock price on the date of grant for Mr. Blome.  This column also reflects the fair value of Performance Stock Units (“PSUs”) granted in 2019 to Mr. Blome and Mr. Koschak. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be realized by the NEOs. Amounts listed in this column are calculated in accordance with FASB ASC Topic 718, as disclosed in Note 6 “Stock-Based Compensation” to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(4)

This column reflects the fair value of options granted in 2020 and 2019 based on their grant date fair value calculated in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be realized by the NEOs. The assumptions used in the calculation of the amounts are described in Note 6 “Stock-Based Compensation” to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(5)

Mr. Blome’s other compensation for the year ended December 31, 2020 includes $11,400 of matching contributions under our 401k benefit plan. Mr. Blome’s other compensation for the year ended December 31, 2019 includes $52,747 of relocation benefits and $11,200 of matching contributions under our 401k benefit plan. Mr. Koschak’s other compensation for the year ended December 31, 2020 and 2019 includes $11,400 and $11,200, respectively, of matching contributions under our 401k benefit plan. Dr. Frey’s other compensation for the year ended December 31, 2020 includes $20,000 of relocation benefits and approximately $11,000 of matching contributions under our 401k benefit plan.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards of our NEOs as of December 31, 2020. The market value of the shares in the following table is the fair value of such shares as of December 31, 2020.

	Option Awards					Stock Awards
	Issued Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Issued Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (7)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (6)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested ($) (7)
James A. Blome	Aug. 4, 2020 (1)	-	175,000	$4.55	August 4, 2030	June 28, 2019	42,500	(4)	$179,350	166,667	$703,335
Chief Executive Officer	June 28, 2019 (2)	18,750	106,250	12.48	June 28, 2029	Sept. 17, 2018	63,000	(5)	265,860
	Oct. 8, 2018 (3)	60,000	140,000	14.24	Oct. 8, 2028
William F. Koschak	Aug. 4, 2020 (1)	-	110,000	4.55	August 4, 2030	June 28, 2019	-		-	85,000	358,700
Chief Financial Officer	Feb. 8, 2019 (2)	27,000	153,000	13.01	February 8, 2029
Travis J. Frey, Ph.D	Aug. 4, 2020 (1)	-	80,000	4.55	August 4, 2030
Chief Technology Officer	May 20, 2019 (2)	15,000	85,000	14.72	May 20, 2029

(1)

The stock option grant vesting schedule is as follows: (i) 33.3% of the total number of stock options vest on the first anniversary of the grant date; (ii) 33.3% of the total number of stock options vest on the second anniversary of the grant date and (iii) 33.4% of the total number of stock options vest on the third anniversary of the grant date.

(2)

The stock option grant vesting schedule is as follows: (i) 15% of the total number of stock options vest on the first anniversary of the grant date; (ii) 10% of the total number of stock options vest on the second anniversary of the grant date and (iii) 5% of the total number of stock options vest on the last day of the next 15 quarters.

(3)

The stock option grant vesting schedule is as follows: (i) 15% of the total number of stock options vest on the first anniversary of the grant date, (ii) 15% of the total number of stock options vest on the second anniversary of the grant date and (iii) 5% of the total number of stock options vest on the last day of the next 14 calendar quarters.

(4)

The RSU vesting schedule is as follows: (i) 15% of the total number of shares vest on the first anniversary of the grant date, (ii) 10% of the total number of shares vest on the second anniversary of the grant date, and (iii) 5% of the total number of shares vest on the last day of the next 15 calendar quarters.

(5)

The RSU award vesting schedule is as follows: (i) 25% of the total number of shares vested on vesting commencement date; (ii) 15% of the total number of shares vest the first anniversary of the vesting commencement date; and (iii) 5% of the total number of shares vest on the last day of the next 12 calendar quarters.

(6)

The PSUs will vest at 50%, 100% or 120% of the shares under the award at the end the three-year performance period ending June 28, 2022 based upon increases in the value of our common stock from the starting price of $12.48. The awards vest on a linear basis between vesting percentages during specified periods within the three-year performance period. If vested, the performance stock units will be settled in restricted stock with restrictions lapsing on the two-year anniversary of the date of issuance. Number of PSUs unearned and value of unearned PSUs at December 31, 2020 reflect PSU awards at 100% vesting.

(7)	Value of unvested RSUs and PSUs are based on our closing price per common share of $4.22 on December 31, 2020.

Agreements with Named Executive Officers

The following provides a discussion of the employment agreements between Calyxt and each of our NEOs. Each of these agreements provides for at-will employment and may be terminated at any time, with or without cause, in each case subject to certain severance benefits as provided in the respective agreements.

James A. Blome

We were party to an employment agreement with our Chief Executive Officer, James A. Blome, dated as of September 17, 2018. Pursuant to his employment agreement, the term of Mr. Blome’s employment began on October 1, 2018 and ended on February 19, 2021 upon termination without cause, as defined therein.

Pursuant to Mr. Blome’s employment agreement, his initial base salary was established at $635,000 and remained in effect for 2020. He was also eligible to receive an annual cash bonus with a target value of 75% of his base salary based on his achievement of individual and/or company performance goals as determined by the Compensation Committee of the Board. Mr. Blome’s base salary and his target bonus percentage were subject to periodic review.

Mr. Blome’s employment agreement provided that for each calendar year during which Mr. Blome is employed by Calyxt, he was eligible to receive an annual performance award comprised of 50,000 RSUs and 125,000 stock options. The annual equity awards he received were subject to the achievement of performance metrics, the annual RSU awards vested in accordance with the vesting schedule described above for the September 2018 RSUs, and the annual stock option awards vested in accordance with our equity incentive plan. Mr. Blome received his 2020 annual performance award comprised of 175,000 stock options on August 4, 2020. All unvested stock options, RSUs, and PSUs were forfeited by Mr. Blome upon his termination.

Mr. Blome was entitled to compensation and benefits as part of his termination without cause, and in the first quarter of 2021 we recorded approximately $2.3 million of cash expense for separation-related payments. The cash payments to Mr. Blome will be made over a period of 24 months from the date his separation agreement is executed, which was March 8, 2021. Mr. Blome is entitled to receive a pro-rata portion of his annual performance bonus, calculated as the maximum annual performance bonus target amount. Mr. Blome’s employment agreement also includes customary non-solicitation, non-compete, intellectual property, and confidentiality provisions.

William F. Koschak

We are party to an employment agreement with our Chief Financial Officer, William F. Koschak, dated as of December 19, 2018. Pursuant to his employment agreement, the term of Mr. Koschak’s employment began on January 7, 2019 and will end upon the termination of Mr. Koschak’s employment due to his death, permanent disability, or resignation or a termination by us with or without cause, as defined in Mr. Koschak’s employment agreement.

Mr. Koschak’s current base salary is $340,000. He is also eligible to receive an annual cash bonus with a target value of 45% of his base salary and a multiplier on the annual target of 0.7 to 1.5x based on his achievement of individual and/or company performance goals as determined by the Board. Mr. Koschak’s base salary and his target bonus percentage are subject to periodic review. Under his employment agreement, Mr. Koschak was also entitled to a stock option award to purchase 180,000 shares of our common stock, which was granted on February 8, 2019. On June 28, 2019, Mr. Koschak received 85,000 PSUs. Additionally, Mr. Koschak received 110,000 stock options on August 4, 2020.

If we terminate Mr. Koschak’s employment without cause, he will be entitled to accrued base salary and other accrued amounts, as well as a pro rata annual performance bonus. If Mr. Koschak voluntary terminates his employment or his employment terminates due to death or disability, he will be entitled only to accrued base salary and other accrued amounts.

Mr. Koschak’s offer letter also included customary non-solicitation, non-compete, intellectual property, and confidentiality provisions.

Travis J. Frey, Ph.D.

We are party to an employment agreement with our Chief Technology Officer, Travis J. Frey, Ph.D. dated as of May 13, 2019. Pursuant to his employment agreement, the term of Dr. Frey’s employment began on May 20, 2019 and will end upon the termination of Dr. Frey’s employment due to his death, permanent disability, or resignation or a termination by us with or without cause, as defined in Dr. Frey’s employment agreement.

Dr. Frey’s current base salary is $300,000. He is also eligible to receive an annual performance bonus in cash with a target value of 45% of his base salary and a multiplier on the annual target of 0.7 to 1.5x based on his achievement of individual and/or company performance goals as determined by the Board. Under his employment agreement, Dr. Frey was also entitled to a stock option award to purchase 100,000 shares of our common stock, which was granted on May 20, 2019. Additionally, Dr. Frey received 80,000 stock options on August 4, 2020.

Under his employment agreement, if Dr. Frey’s employment is terminated by us without cause (as defined in his employment agreement), he is eligible to receive a pro rata annual performance bonus and 6 months of base salary paid in installments.  We may condition any severance pay to Dr. Frey upon Dr. Frey entering into a full release of claims in favor of us. If Dr. Frey voluntary terminates his employment or his employment terminates due to death or disability, he will be entitled only to accrued base salary and other accrued amounts.

Dr. Frey’s offer letter also included customary non-solicitation, non-compete, intellectual property, and confidentiality provisions.

DIRECTOR COMPENSATION

The following table sets forth the amount of compensation we paid to our directors during our fiscal year 2020. Our directors each receive a cash stipend of $50,000 per year for Board service, and each committee chair also receives an additional $15,000 of cash compensation for service as a committee chair in that year. Cash compensation is pro-rated based upon the date a director joins the Board. Directors also receive equity compensation upon joining the Board. As of December 31, 2020, there was no annual equity award for Board service, but directors received grants of stock option awards in 2020 for service in amounts determined by the Board. Mr. Arthaud elected to not receive compensation for his Board service during the portion of 2020 during which he served.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Laurent Arthaud (2)	$-	$-	$-	$-	$-
André Choulika, Ph. D.(2)	25,000	-	-	-	25,000
Philippe Dumont (3)	50,000	-	15,532	-	65,532
Jonathan B. Fassberg(3)	50,000	-	15,532	-	65,532
Anna Ewa Kozicz-Stankiewicz (3)	50,000	-	15,532	-	65,532
Kimberly K. Nelson (4)	65,000	-	23,298	-	88,298
Christopher J. Neugent(4)	65,000	-	23,298	-	88,298
Yves J. Ribeill, Ph.D.(5)	65,000	-	77,659	-	142,659

(1)	This column reflects the fair value of options granted in 2020 based on their grant date fair value calculated in accordance with FASB ASC Topic 718.
(2)	Dr. Choulika resigned from our Board in July 2020. Mr. Arthaud was designated by Cellectis and appointed by the Board in July 2020 upon the retirement of Dr. Choulika.
(3)	Mr. Dumont, Mr. Fassberg, Ms. Kozicz each received options to purchase 5,000 shares of common stock with a grant date of August 4, 2020.
(4)	Ms. Nelson and Mr. Neugent each received options to purchase 7,500 shares of common stock with a grant date of August 4, 2020.
(5)	Dr. Ribeill received options to purchase 25,000 shares of common stock with a grant date of August 4, 2020.

As of December 31, 2020, our directors held restricted stock units (RSUs) for the following number of shares of our common stock: (i) Mr. Dumont, 7,840 shares, (ii) Mr. Fassberg, 13,720 shares, (iii) Ms. Kozicz, 7,840 shares, (iv) Ms. Nelson, zero shares, (v) Mr. Neugent, 13,720 shares, and (vi) Dr. Ribeill, zero shares.

As of December 31, 2020, our directors held stock options for the following number of shares of our common stock: (i) Dr. Choulika, 536,805 shares, (ii) Mr. Dumont, 41,900 shares, (iii) Mr. Fassberg, 39,400 shares, (iv) Ms. Kozicz, 39,400 shares, (v) Ms. Nelson, 62,500 shares, (vi) Mr. Neugent, 41,900 shares, and (vii) Dr. Ribeill, 212,500 shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2020, the following directors served as a member of our Compensation Committee: Dr. Ribeill (Chair), Mr. Arthaud, Mr. Fassberg and Ms. Kozicz. No member of our Compensation Committee was an officer or employee of Calyxt during 2020 or was formerly an officer of Calyxt, except that Dr. Ribeill served as our interim Chief Executive Officer from August 2018 until October 2018. During 2020, none of our executive officers served as a member of the Compensation Committee (or other committee performing similar functions) or as a director of any other entity of which an executive officer served on our Board or our Compensation Committee. None of the directors who served on our Compensation Committee during 2020 has any relationship requiring disclosure under this caption under SEC rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 23, 2021 for:

•	each person whom we know to own beneficially more than 5% of our common stock;
•	each director and named executive officer individually; and
•	all directors and executive officers as a group.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares that may be acquired within 60 days of the date for which information is presented. Shares that may be acquired within 60 days are deemed outstanding for computing the percentage of the person holding such rights but are not outstanding for purposes of computing the percentage of any other person. The percentage of beneficial ownership for the following table is based on 37,155,887 shares of Calyxt common stock outstanding as of March 23, 2021.

Unless otherwise indicated, the address for each listed director and named executive officer is c/o Calyxt, 2800 Mount Ridge Road, Roseville, MN 55113. The address of Cellectis is 8, rue de la Croix Jarry, 75013, Paris, France.

	Calyxt Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage of Class
5% Beneficial Owners:
Cellectis S.A. (1)	23,963,175	64.5%
FMR LLC(2)	2,997,035	8.1%
Nikko Asset Management Co., Ltd. (3)	2,275,265	6.1%
Sumitomo Mitsui Trust Holdings, Inc.(3)	2,275,265	6.1%

	Calyxt Common Stock Beneficially Owned
Name of Beneficial Owner †	Number of Shares	Percentage of Class
Directors and Named Executive Officers:
Laurent Arthaud	-	*
Philippe Dumont (4)	29,510	*
Jonathan B. Fassberg(5)	18,650	*
Anna Ewa Kozicz-Stankiewicz (6)	30,635	*
Kimberly K. Nelson(7)	16,500	*
Christopher J. Neugent(8)	18,650	*
Yves J. Ribeill, Ph.D.(9)	212,280	*
James A. Blome(10)	158,843	*
Travis J. Frey, Ph.D. (11)	27,900	*
William F. Koschak(12)	45,000	*
Directors and current executive officers as a group (11 persons ) (13)	582,968	1.6%
†	As of March 23, 2021, there were no directors or named executive officers that beneficially owned ordinary shares of Cellectis S.A.
*	Represents beneficial ownerships of less than one percent of our outstanding shares of common stock.
(1)

Based upon an Amendment No. 4 to Schedule 13D filed by Cellectis with the SEC on October 16, 2020 in which Cellectis reports sole voting power over 23,963,175 shares and sole dispositive power over 23,963,175 shares.

(2)

Based upon an Amendment No. 3 to Schedule 13G filed by FMR LLC and Abigail P. Johnson on February 8, 2021, wherein such reporting persons report sole voting power over 1,230,547 shares and sole dispositive power over 2,997,035 shares. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC.  FMR LLC is the parent company of Fidelity Management & Research Company, which carries out the voting of shares owned by various Fidelity funds under written guidelines established by the Fidelity funds’ boards of trustees.  The address of Fidelity Management & Research Company is 245 Summer Street, Boston, Massachusetts 02210.

(3)

Based upon the Schedule 13G filed by Sumitomo Mitsui Trust Holdings, Inc. and Nikko Asset Management Co., Ltd. on February 5, 2021, wherein the companies report sole voting power over 2,275,265 shares and sole dispositive power over 2,275,265 shares. Sumitomo Mitsui Trust Holdings, Inc. and Nikko Asset Management Co., Ltd. as parent holding companies, are owned, or may be deemed to be beneficially owned, by their subsidiary Nikko Asset Management Americas, Inc. Sumitomo Mitsui Trust Holdings, Inc. is a Japanese financial holding company that provides an assortment of financial products to retail and wholesale customers. The address of Sumitomo Mitsui Trust Holdings, Inc. is 1-4-1 Marunouchi, Chiyoda-ku, Tokyo 100-8233, Japan. The address of Nikko Asset Management Co., Ltd. is Midtown Tower, 9-7-1 Akasaka, Minato-ku, Tokyo 107-6242, Japan.

(4)

Includes 21,360 shares of Calyxt common stock that Mr. Dumont has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021 and 980 RSUs expected to lapse within 60 days of March 23, 2021.

(5)

Includes 11,790 shares of Calyxt common stock that Mr. Fassberg has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021 and 980 RSUs expected to lapse within 60 days of March 23, 2021.

(6)

Includes 20,610 shares of Calyxt common stock that Ms. Kozicz has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021 and 980 RSUs expected to lapse within 60 days of March 23, 2021.

(7)	Includes 16,500 shares of Calyxt common stock that Ms. Nelson has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021.
(8)

Includes 11,790 shares of Calyxt common stock that Mr. Neugent has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021 and 980 RSUs expected to lapse within 60 days of March 23, 2021.

(9)	Includes 182,250 shares of Calyxt common stock that Dr. Ribeill has the right to acquire upon the exercise of options exercisable within 60 days of March 23, 2021.
(10)	Includes 78,750 shares of Calyxt common stock that Mr. Blome has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021.
(11)	Includes 25,000 shares of Calyxt common stock that Dr. Frey has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021.
(12)	Includes 45,000 shares of Calyxt common stock that Mr. Koschak has the right to acquire upon the exercise of stock options within 60 days of March 23, 2021.
(13)

Calyxt amounts include 438,050 shares of Calyxt common stock the directors and current executive officers have the right to acquire upon the exercise of options exercisable within 60 days of March 23, 2021. Calyxt amounts also include 3,920 RSUs expected to lapse within 60 days on March 23, 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC, and to furnish us with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and we are required to report in this Proxy Statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and officers, we believe that all such filing requirements were timely met during 2020, except for: (i) Mr. Dumont was late in filing a Form 4 relating to sales of shares on April 2, 2020, July 2, 2020, and August 14, 2020; (ii) Ms. Kozicz-Stankiewicz was late in filing a Form 4 relating to sales of shares on April 2, 2020 and July 2, 2020; (iii) Mr. Blome was late in filing a Form 4 relating to the sale of shares on June 29, 2020 and July 1, 2020; (iv) Dr. Choulika was late in filing a Form 4 relating to the sale of shares on July 1, 2020; and (v) each of our directors and officers except for Mr. Arthaud were late in filing a Form 4 to report a stock option grant on August 4, 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the named executive officer and director compensation arrangements discussed in “Executive Compensation” above, we describe below transactions and series of similar transactions since the beginning of our 2020 fiscal year and currently proposed transactions, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”

Relationship with Cellectis

Prior to the completion of our initial public offering, we were a wholly owned subsidiary of Cellectis. As of March 23, 2021, Cellectis owned approximately 64.5% of our common stock.

On October 16, 2020, Cellectis purchased 1,250,000 shares of our common stock at a purchase price of $4.00 per share in a follow-on offering, for a value of $5,000,000. Cellectis purchased the shares on the same terms as the institutional investors who participated in the follow-on offering.

IPO Framework Documents

In connection with our initial public offering, we and Cellectis entered into certain agreements that relate to our relationship with Cellectis and provide a framework for our ongoing relationship. The material agreements are filed as exhibits to our Annual Report on Form 10-K filed with the SEC on March 4, 2021. The discussions below are qualified in their entirety by reference to the full text of such agreements.

Management Services Agreement

We are party to a management services agreement dated January 1, 2016 that we entered into with Cellectis and Cellectis, Inc., a wholly owned subsidiary of Cellectis, pursuant to which Cellectis and Cellectis, Inc. provide certain services to us, including certain general management, finance, investor relations, communication, legal, intellectual property, human resources and information technology services. In consideration for such services, we pay certain fees, consisting of reimbursement of all costs and expenses reasonably incurred by Cellectis and Cellectis, Inc. in connection with the provision of such services, payment of a mark-up, ranging between zero and 10%, corresponding to a percentage of certain of the costs and expenses, and reimbursement of certain subcontracting costs and expenses.

During the year ended December 31, 2020, we made payments to Cellectis for services provided under our management services agreement of approximately $0.3 million, which exclude direct re-invoicing and royalties paid to Cellectis.

Stockholders Agreement

As of December 31, 2020, Cellectis owned 64.7% of our outstanding shares of common stock. Pursuant to our stockholders’ agreement, Cellectis will have certain contractual rights for so long as it beneficially owns at least 50 percent of the then outstanding shares of our common stock, including approval rights over a significant number of key aspects of our operations and management. In addition, though their rights are diminished compared to when they own more than 50 percent of our then outstanding common stock, Cellectis will also maintain certain significant rights, including a right to nominate a majority of our board of directors, as long as it beneficially owns at least 15 percent of the then outstanding shares of our common stock. As a result, Cellectis controls the direction of our business, and the concentrated ownership of our common stock and the contractual rights described above will prevent stockholders from influencing significant decisions.

License Agreement with Cellectis

Through our perpetual license agreement with Cellectis, we have (i) access to intellectual property that broadly covers the use of engineered nucleases for plant gene editing, (ii) exclusive sublicense rights (subject to existing non-exclusive sublicenses to third parties) to intellectual property exclusively licensed to Cellectis from the University of Minnesota in the field of researching, developing, and commercializing agricultural and food products, and (iii) a non-exclusive license to use the TALEN trademark in connection with our use of licensed products under the agreement. In consideration for the license from Cellectis, we are required to pay to Cellectis, on a product-by-product and country-by-country basis, a royalty of three percent of net sales less certain items as defined, including costs for grain and seed of any products that are covered by the patents licensed from Cellectis. In addition, we are required to pay Cellectis 30 percent of revenue we receive for sublicensing our rights under the agreement to third parties. Our payment obligations to Cellectis will expire upon the expiration of the last-to-expire valid claim of the patents licensed to us by Cellectis.

During the year ended December 31, 2020, Calyxt incurred expenses related to the stated license agreements with Cellectis in the amount of $0.2 million.

Indemnification Agreements

Our Board has adopted a policy to enter into indemnification agreements with each of our directors and officers. Such indemnification agreements and our Certificate of Incorporation and bylaws will require us, subject to certain exceptions, to indemnify and hold harmless our directors and officers to the fullest extent permitted by Delaware law.

Policy Concerning Related Person Transactions

We maintain a written related person transaction approval policy, for the review of any transaction, arrangement, or relationship in which we are a participant, if the amount involved exceeds $100,000 and one of our executive officers, directors, director nominees, or beneficial holders of more than 5% of our total equity (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest. This policy was not in effect when we entered into the management, stockholders, or license agreements with Cellectis described above.

Each of the agreements between us and Cellectis that were entered into in connection with our initial public offering, and any transactions contemplated thereby, were and will be deemed approved under and not subject to the terms of such policy. Any future amendment to such agreements would be subject to our related person transaction approval policy. If a related person, other than Cellectis and its affiliates, proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a related person transaction, the related person must report the proposed related person transaction to the General Counsel, who will present the proposed related party transaction to the Audit Committee. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. If the proposed related person transaction involves related persons constituting a majority of the members of the Audit Committee, such review will be undertaken by the disinterested members of the board who are also independent directors (each such body, as applicable, referred to as the “Committee” for the purpose of this paragraph).

In approving or rejecting such proposed transactions, the Committee will be required to consider relevant facts and circumstances. The Committee will approve only those transactions that, considering known circumstances, are deemed to be in our best interests. In the event that any member of the Committee is not a disinterested person with respect to the related person transaction under review, that member will be excluded from the review and approval or rejection of such related person transaction; provided, however, that such Committee member may be counted in determining the presence of a quorum at the meeting of the Committee at which such transaction is considered. If we become aware of an existing related person transaction which has not been approved under the policy, the matter will be referred to the Committee. The Committee will evaluate all options available, including ratification, revision, or termination of such transaction.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are Calyxt, Inc. stockholders will be “householding” our proxy materials. A single Notice of Internet Availability or, if requested, set of proxy materials or Annual Report may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability and/or separate proxy statement and Annual Report, please notify your broker and direct your written request to Calyxt, Inc., 2800 Mount Ridge Road, Roseville, MN 55113, Attn: Secretary, or call (651) 683-2807. The Company undertakes to deliver promptly to a stockholder upon such written or oral request a separate Notice of Internet Availability, and, if requested, set of proxy materials or Annual Report. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Yves J. Ribeill, Ph.D. Executive Chair of the Board Roseville, Minnesota

Dated: April 6, 2021

, aAPPENDIX A

CALYXT, INC.

2017 OMNIBUS INCENTIVE PLAN

(As AMENDED, EFFECTIVE MAY 18, 2021)

1.Purposes of the Plan.  The purposes of this Omnibus Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business.

2.Definitions.  As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or a Committee.
(b)	“Affiliate” means an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity.
(c)

“Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

(d)

“Award” means any award of a Nonstatutory Stock Option, Incentive Stock Option, SAR, Restricted Stock, RSU, Performance Award, Deferred Award, Other Cash-Based Award or Other Share-Based Award under the Plan.

(e)

“Award Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Award granted under the Plan and includes any documents attached to or incorporated into such Award Agreement, including, but not limited to, a notice of award grant and a form of exercise notice.

(f)	“Board” means the Board of Directors of the Company.
(g)

“Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations.

(h)

“Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Award Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) the Participant’s willful failure to perform his or her duties and responsibilities to the Company or the Participant’s violation of any written Company policy; (ii) the Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in injury to the Company; (iii) the Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) the Participant’s material breach of any of his or her obligations under any written agreement or covenant with the Company.  The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant.  The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” shall be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.
(j)

“Committee” means one or more committees or subcommittees of the Board consisting of two (2) or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or subcommittee of the Board) appointed by the Board to administer the Plan in accordance with Section 4 below.

(k)	“Common Stock” means the Company’s common stock, par value $0.0001 per share, as adjusted in accordance with Section 17 below.

1

(l)	“Company” means Calyxt, Inc., a Delaware corporation.
(m)

“Consultant” means any person, including an advisor but not an Employee, who is engaged by the Company, or any Parent, Subsidiary or Affiliate, to provide services (other than capital-raising services), and is compensated for such services, including any Director and any member of the supervisory board or director of any Affiliate or Parent, whether compensated for such services or not.

(n)

“Continuous Service Status” means the absence of any interruption or termination of service as an Employee, Director or Consultant, or as a director of a Parent.  Continuous Service Status as an Employee, Director or Consultant, or a director of a Parent shall not be considered interrupted or terminated in the case of: (i) Company-approved sick leave; (ii) military leave; or (iii) any other bona fide leave of absence approved by the Administrator; provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.  Continuous Service Status as an Employee, Director or Consultant, or as a director of a Parent, shall not be considered interrupted or terminated in the case of a transfer of employment or location between the Company, and any of its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.  Notwithstanding the foregoing, the “Continuous Service Status” of an individual who is nominated to become a Director and is not an Employee or Consultant or a director of a Parent shall be considered to begin on the date such individual begins providing services as a Director; provided that if such individual does not begin providing services within twelve (12) months of the date of grant of an Award, such individual shall not be considered to have begun Continuous Service Status.

(o)

“Current Parent” means a person that is a Parent as of June 14, 2017, or any other Person in which a Current Parent owns, directly or indirectly, equity securities possessing than fifty percent (50%) or more of the total combined voting power of all classes of stock.

(p)	“Deferred Award” shall mean an Award granted pursuant to Section 12.
(q)	“Director” means a member of the Board.
(r)	“Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.
(s)

“Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, under the terms and conditions of an employment contract or with the status of employment determined pursuant to such factors as are deemed appropriate by the Administrator in its sole discretion, subject to any requirements of the Applicable Laws, including the Code.  The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.

(t)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)

“Fair Market Value” means (i) with respect to Shares, the per share closing price for the Shares on the applicable date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the Wall Street Journal on the principal stock market or exchange on which the Shares are quoted or trade, or if Shares are not so quoted or traded, fair market value of a Share, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants, and (ii) with respect to property other than Shares, the fair market value of such properly determined by such methods or procedures as shall be established from time to time by the Administrator.

(v)

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

(w)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
(x)	“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange.
(y)	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

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(z)	“Option” means an option representing the right to purchase Shares from the Company, granted pursuant to Section 8 of the Plan.
(aa)

“Parent” means, subject to Section 20(a) of the Plan, any corporation (other than the Company) in an unbroken chain of corporations above the Company and ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(bb)	“Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.
(cc)	“Performance Award” means an Award granted pursuant to Section 11.
(dd)

“Performance Period” means the period established by the Administrator at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Administrator with respect to such Award are measured.

(ee)	“Plan” means this Calyxt, Inc. 2017 Omnibus Incentive Plan.
(ff)	“Restricted Stock” means any Share granted pursuant to Section 10.
(gg)

“Restricted Stock Unit” or “RSU” means a contractual right granted pursuant to Section 10 that is denominated in Shares.  Each RSU represents a right to receive the value of one Share (or a percentage of such value) in cash, Shares or a combination thereof.  Awards of RSUs may include the right to receive dividend equivalents.

(hh)

“Share Appreciation Right” or “SAR” means any right granted pursuant to Section 9 to receive upon exercise by the Participant or settlement, in cash, Shares or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

(ii)	“Share” means a share of Common Stock, as adjusted in accordance with Section 17 below.
(jj)	“Successor Corporation” means a successor corporation or a parent or subsidiary of such successor corporation.
(kk)	“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.
(ll)

“Subsidiary” means, subject to Section 20(a) of the Plan, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(mm)

“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or with which the Company combines.  Any such assumption or substitution will be effective as of the close of the applicable transaction, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code.  A Substitute Award may reflect the original terms of the award being assumed or substituted for and need not comply with other specific terms of this Plan, and may account for Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(nn)

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of the outstanding shares of all classes of stock of the Company or any Parent or Subsidiary, measured as of an Award’s date of grant.

(oo)	“Triggering Event” means

(i)a sale, transfer or disposition of all or substantially all of the Company’s assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of Common Stock, or (C) an Excluded Entity (as defined in subsection (ii) below); or

3

(ii)any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”); or

(iii)any direct or indirect purchase or other acquisition by any Person or “group” (as defined in or under Section 13(d) of the Exchange Act), other than a Current Parent or another Person that is controlled by a Current Parent, of more than fifty percent (50%) of the total outstanding equity interests in or voting securities of the Company, excluding any transaction that is determined by the Board in its reasonable discretion to be a bona fide capital raising transaction.

Notwithstanding anything stated herein, a transaction shall not constitute a Triggering Event if its sole purpose is to change the state of the Company’s incorporation, or to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction.

3.Eligibility.

(a)

Recipients of Grants.  Any Employee, Consultant, non-employee Director, individuals nominated to be Directors, a director of a Parent, or any other individual who provides services to the Company or any Affiliate shall be eligible to be selected to receive an Award under the Plan, to the extent an offer of an Award or a receipt of such Award is permitted by Applicable Laws or accounting or tax rules and regulations.  Incentive Stock Options may be granted only to Employees; provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)

Type of Award.  Each Award shall be designated in the Award Agreement as a Nonstatutory Stock Option, Incentive Stock Option, SAR, Restricted Stock, RSU, Performance Award, Deferred Award, Other Cash Based Award or Other Share Based Award under the Plan.

(c)

Substitute Awards.  Holders of Options and other types of Awards granted by a company acquired by the Company or with which the Company combines are eligible for grants of Substitute Awards under the Plan to the extent permitted under applicable regulations of any stock exchange on which the Company is listed.

(d)

No Employment Rights.  Neither the Plan nor any Award shall confer upon any Participant any right with respect to Continuous Service Status with the Company (any Parent or Subsidiary), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s or Subsidiary’s) right to terminate his or her employment or consulting relationship at any time, with or without cause, as applicable.

4.Administration of the Plan.

(a)

General.  The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board.  The Administrator may issue rules and regulations for administration of the Plan.

(b)

Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee or officer, the specific duties delegated by the Board to such Committee or by the Board or such Committee to an officer, the Administrator shall have the authority, in its sole discretion:

(i)to determine the Fair Market Value of the Common Stock in accordance with Section 2(u) above; provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)to select the Employees and Consultants to whom Awards may from time to time be granted;

(iii)to determine the type or types of Awards (including Substitute Awards) to be granted to each Participant under the Plan;

(iv)to determine the number of Shares to be covered by each Award;

(v)to approve the form(s) of agreement(s) and other related documents used under the Plan;

(vi)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may

4

be exercised (which may be based on performance criteria), the circumstances (if any) when vesting shall be accelerated or forfeiture restrictions shall be waived, and any restriction or limitation regarding any Award;

(vii)to amend any outstanding Award or agreement related to any Award, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company); provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent, as determined in the sole discretion of the Board;

(viii)to determine whether and under what circumstances an Award may be settled and exercised in cash, Shares, other Awards, other property, net settlement or any combination thereof, or cancelled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited or suspended;

(ix)to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Administrator;

(x)to grant Awards to, or to modify the terms of any outstanding Award Agreement or any agreement related to any Award held by, Participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences;

(xi)to correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award, in the manner and to the extent it shall deem desirable to carry the Plan into effect;

(xii)to establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with Applicable Laws or accounting or tax rules and regulations;

(xiii)to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan and due compliance with Applicable Laws or accounting or tax rules and regulations; and

(xiv)to construe and interpret the terms of the Plan, any Award Agreement, and any agreement related to any Award, which constructions, interpretations and decisions shall be final and binding on all Participants.

(c)

Indemnification.  To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in bad faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5.Stock Subject to the Plan.

(a)

Subject to the provisions of Section 17 below and except for Substitute Awards, the maximum aggregate number of Shares that may be issued under the Plan is 4,900,000 Shares (reflecting the 2.45 to 1 stock split concurrent with the Company’s initial public offering in 2017).  The total number of Shares available for issuance under the Plan (the “Overall Share Limit”) will be increased on the first day of each Company fiscal year following the effective date of the Company’s initial public offering in an amount equal to the least of (i) 4,900,000 Shares, (ii) 5% of outstanding Shares on the last day of the immediately preceding fiscal year or (iii) such number of Shares as determined by the Board in its discretion.

(b)

Notwithstanding anything to the contrary contained in this Plan, and subject to the provisions of Section 17 below, the maximum aggregate number of Shares actually issued or transferred by the Company under the Plan upon the exercise of Incentive Stock Options is 11,233,263 Shares.   The total number of Shares that may be issued pursuant to Incentive Stock

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Options will be increased on the first day of each Company fiscal year beginning in 2022 by 4,900,000 Shares; provided, however, such limit will not, in any event, exceed the Overall Share Limit.

6.Limitation on Grants to Participants.

(a)

Subject to adjustment as provided in Section 17 below, the maximum aggregate number of Shares that may be subject to Awards granted to any one person under this Plan for any fiscal year of the Company shall be (i) Options and SARs that relate to no more than 490,000 Shares; (ii) Restricted Stock and RSUs that relate to no more than 490,000 Shares; (iii) Performance Awards and Other Share-Based Awards that relate to no more than 490,000 Shares; (iv) Share-Based Deferred Awards that relate to no more than 490,000 Shares; (v) Cash-based Deferred Awards that relate to no more than $5,000,000; and (vi) Other Cash-Based Awards that relate to no more than $5,000,000; provided that such limitation shall be 490,000 Shares during the fiscal year of any person’s initial year of service with the Company.

(b)

No Participant who is a non-employee Director may be granted compensation for such service in any one calendar year having an aggregate maximum value (calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $1,000,000; provided, however, that such compensation limit with respect to a non-employee Director serving as executive chair of the Board shall be $2,000,000.

(c)

The Shares issued under the Plan may be authorized, but unissued or reacquired Shares.  If an Award should be forfeited, expire, terminate, lapse or become unexercisable for any reason without having been exercised in full or be settled in cash, in whole or in part, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grants under the Plan.  Any Shares which are retained by the Company upon exercise of an Award in order to satisfy (i) the exercise or purchase price for such Award or (ii) any withholding taxes due with respect to such Award and Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grants under the Plan.

7.Term of Plan.  The Plan was originally adopted by the Board of Directors and approved by the shareholders of the Company on June 14, 2017 (the “Effective Date”), and subsequently amended effective as of May 18, 2021.  It shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated under Section 20 below.  No Award shall be granted under the Plan after the earliest to occur of (i) the 10-year anniversary of the Effective Date; provided that to the extent permitted by the listing rules of any stock exchange on which the Company is listed, such 10-year term may be extended indefinitely so long as the maximum number of Shares available for issuance under the Plan have not been issued; (ii) the maximum number of Shares available for issuance under the Plan have been issued; or (iii) the Board terminates the Plan in accordance with Section 20.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Administrator to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

8.Options.

(a)

Term of Option.  The term of each Option shall be the term stated in the Award Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement; provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement; and, provided further, that the Administrator may (but shall not be required to) provide in an Award Agreement for an extension of such term in the event the exercise of the Option would be prohibited by law on the expiration date.

(b)

Option Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator and set forth in the Award Agreement, but shall be subject to the following:

(i)In the case of an Incentive Stock Option

(A)granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value on the date of grant; and

(B)granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value on the date of grant, except in the case of Substitute Awards.

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(ii)In the case of a Nonstatutory Stock Option, the per Share exercise price shall be such price as is determined by the Administrator; provided that, if the per Share exercise price is less than one hundred percent (100%) of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code.

(iii)Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(c)	Vesting and Exercisability. The Administrator shall determine the time or times at which an Option becomes vested and exercisable in whole or in part.
(d)

Incentive Stock Option $100,000 Limitation.  Notwithstanding any designation under Section 8(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 8(d), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(e)

Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an Incentive Stock Option within two years from the date of grant of such Incentive Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Shares.

(f)

Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) wireless transfer; (4) other previously owned Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (5) a Cashless Exercise; (6) other property; (7) net settlement; (8) such other consideration and method of payment permitted under Applicable Laws; or (9) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

9.SARs.

(a)

Term of SARs.  The term of each SAR shall be the term stated in the Award Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(b)

Grant of SARs.  SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 8.

(c)

SAR Exercise Price.  The exercise or hurdle price per Share to be issued pursuant to the exercise of a SAR shall be such price as is determined by the Administrator and set forth in the Award Agreement; provided, however, that, except in the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR.

(d)	Vesting and Exercisability. The Administrator shall determine the time or times at which a SAR may be exercised or settled in whole or in part.
(e)

Settlement.  Upon the exercise of an SAR, the Company shall pay to the Participant an amount equal to the number of Shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the exercise or hurdle price of such SAR.  The Company shall pay such excess in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Administrator.

10.Restricted Stock and RSUs.  The Administrator is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:

(a)

The Award Agreement shall specify the vesting schedule and, with respect to RSUs, the delivery schedule (which may include deferred delivery later than the vesting date) and whether the Award of Restricted Stock or RSUs is entitled to dividends or dividend equivalents, voting rights or any other rights; provided that if the Award relates to Shares on which

7

dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes nonforfeitable.

(b)

Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Administrator may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate.

(c)

Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(d)

The Administrator may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.

(e)

The Administrator may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU Award may be made.

11.Performance Awards.  The Administrator is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:

(a)

Performance Awards may be denominated as a cash amount, number of Shares or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Administrator.  In addition, the Administrator may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Administrator.  The Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.  Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Administrator.

(b)

A Performance Award may include a pre-established formula, such that payment, retention or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Administrator, of a level or levels of, or increases in, in each case as determined by the Administrator, one or more of the following performance measures or any other performance measure reasonably determined by the Administrator, with respect to the Company:

(i)return measures (including, but not limited to, total shareholder return; return on equity; return on assets or net assets; return on risk-weighted assets; and return on capital (including return on total capital or return on invested capital));

(ii)revenues (including, but not limited to, total revenue; gross revenue; net revenue; and net sales);

(iii)income/earnings measures (including, but not limited to, earnings per share; earnings or loss (including earnings before or after interest, taxes, depreciation and amortization); gross income; net income; operating income (before or after taxes); pre-or after-tax income or loss (before or after allocation of corporate overhead and bonus); pre- or after-tax operating income; net earnings; net income or loss (before or after taxes); operating margin; gross margin; and adjusted net income);

(iv)expense measures (including, but not limited to, expenses; operating efficiencies; and improvement in or attainment of expense levels or working capital levels (including cash and accounts receivable));

(v)cash flow measures (including, but not limited to, cash flow or cash flow per share (before or after dividends); and cash flow return on investment);

(vi)share price measures (including, but not limited to, share price; appreciation in and/or maintenance of share price; and market capitalization);

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(vii)strategic objectives (including, but not limited to, market share; debt reduction; customer growth; employee satisfaction; research and development achievements; mergers and acquisitions; management retention; dynamic market response; expense reduction initiatives; reductions in costs; risk management; regulatory compliance and achievements; recruiting and maintaining personnel; and business quality); and

(viii)other measures (including, but not limited to, economic value-added models or equivalent metrics; economic profit added; gross profits; economic profit; comparisons with various stock market indices; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital or assets under management; and financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions)).

(c)

Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index or one or more of the performance goals themselves.  Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.  If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the performance objectives or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.  Performance measures may vary from Performance Award to Performance Award and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.  The Administrator shall have the power to impose such other restrictions on Awards subject to this Section 11(c) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements of any Applicable Laws or accounting or tax rules and regulations

(d)

Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement or any combination thereof, as determined in the discretion of the Administrator.  The Administrator shall specify the circumstances in which, and the extent to which, Performance Awards shall be paid or forfeited in the event of a Participant’s termination of Continuous Service Status.

(e)

Performance Awards shall be settled only after the end of the relevant Performance Period.  The Administrator may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.

12.Deferred Awards.  The Administrator is authorized, subject to limitations under Applicable Laws, to grant to Participants Deferred Awards, which may be a right to receive Shares or cash under the Plan (either independently or as an element of or supplement to any other Award under the Plan), including, as may be required by any Applicable Laws or determined by the Administrator, in lieu of any annual bonus that may be payable to a Participant under any applicable bonus plan or arrangement.  The Administrator shall determine the terms and conditions of such Deferred Awards, including, without limitation, the method of converting the amount of annual bonus into a Deferred Award, if applicable, and the form, vesting, settlement, forfeiture and cancellation provisions or any other criteria, if any, applicable to such Deferred Awards.  Shares underlying a Share-denominated Deferred Award, which is subject to a vesting schedule or other conditions or criteria, including forfeiture or cancellation provisions, set by the Administrator shall not be issued until on or following the date that those conditions and criteria have been satisfied.  Deferred Awards shall be subject to such restrictions as the Administrator may impose (including any limitation on the right to vote a Share underlying a Deferred Award or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate.  The Administrator may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any Deferred Award may be made.

13.Other Cash-Based Awards and Other Share-Based Awards.  The Administrator is authorized, subject to limitations under Applicable Laws, to grant to Participants Other Cash-Based Awards (either independently or as an element of or supplement to any other Award under the Plan) and Other Share-Based Awards.  The Administrator shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 13 shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted Cashless Exercise or any combination thereof, as the Administrator shall determine; provided that the purchase price therefore shall not be less than the Fair Market Value of such Shares on the date of grant of such right.

14.Exercise of Awards.

(a)

Exercisability.  Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Award Agreement, including vesting

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requirements and/or performance criteria with respect to the Company, and Parent or Subsidiary, and/or the Participant.  The Administrator shall determine the time or times at which a SAR may be exercised or settled in whole or in part.

(b)

Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Awards shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws).  Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave; provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(c)

Minimum Exercise Requirements.  An Award may not be exercised for a fraction of a Share.  The Administrator may require that an Award be exercised as to a minimum number of Shares; provided that such requirement shall not prevent a Participant from exercising the full number of Shares as to which the Award is then exercisable.

(d)

Procedures for and Results of Exercise.  An Award shall be deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Award and the Company has received full payment for the Shares with respect to which the Award is exercised and has paid, or made arrangements to satisfy, any applicable withholding requirements in accordance with Section 17 below.  The exercise of an Award shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Award, by the number of Shares as to which the Option is exercised.

(e)

Rights as Holder of Capital Stock.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the Shares, notwithstanding the exercise of the Award.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 17 below.

(f)

Termination of Service.  The Administrator shall establish and set forth in the applicable Award Agreement the terms and conditions upon which an Award shall remain exercisable, if at all, following termination of a Participant’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time.  To the extent that an Award Agreement does not specify the terms and conditions upon which an Award shall terminate upon termination of a Participant’s Continuous Service Status, the following provisions shall apply:

(i)General Provisions.  If the Participant (or other person entitled to exercise the Award) does not exercise the Award to the extent so entitled within the time specified below, the Award shall terminate and the Shares underlying the unexercised portion of the Award shall revert to the Plan.  In no event may any Award be exercised after the expiration of the Award term as set forth in the Award Agreement (and subject to Sections 8(a) and 9(a) above).

(ii)Termination other than Upon Disability, Death or for Cause.  In the event of termination of a Participant’s Continuous Service Status other than under the circumstances set forth in subsections (iii) through (v) below, such Participant may exercise any outstanding Award at any time within three (3) months following such termination to the extent the Participant was vested in the Shares underlying the Award as of the date of such termination.

(iii)Disability of Participant.  In the event of termination of a Participant’s Continuous Service Status as a result of his or her Disability, such Participant may exercise any outstanding Award at any time within six (6) months following such termination to the extent the Participant was vested in the Shares underlying the Award as of the date of such termination.

(iv)Death of Participant.  In the event of the death of a Participant during the period of Continuous Service Status since the date of grant of any outstanding Award, or within three (3) months following termination of the Participant’s Continuous Service Status, the Award may be exercised by the Participant’s estate, or by a person who acquired the right to exercise the Award by bequest or inheritance, at any time within nine (9) months following the date of death or, if earlier, the date the Award’s Continuous Service Status terminated, but only to the extent the Participant was vested in the Shares underlying the Award as of the date of death.

(v)Termination for Cause.  In the event of termination of a Participant’s Continuous Service Status for Cause, any outstanding Award (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon first notification to the Participant of termination of the Participant’s Continuous Service Status for Cause.  If a Participant’s Continuous Service Status is suspended pending an investigation of whether the Participant’s Continuous

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Service Status will be terminated for Cause, all the Participant’s rights under any Award, including the right to exercise the Award, shall be suspended during the investigation period.  Nothing in this Section 14(f)(v) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Award as set forth in the applicable Award Agreement.

15.Taxes.

(a)

As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S.  federal, state or local tax withholding obligations or foreign tax withholding obligations that may arise in connection with such Award.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b)

The Administrator may permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to satisfy all or part of his or her tax withholding obligations by Cashless Exercise or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless the Cashless Exercise is an approved broker-assisted Cashless Exercise, the Shares tendered for payment have been previously held for a minimum duration (e.g., to avoid financial accounting charges to the Company’s earnings), or as otherwise permitted to avoid financial accounting charges under applicable accounting guidance.  Any Shares withheld pursuant to this Section 15(b) shall not exceed the statutory minimum amount necessary to satisfy the Company’s tax withholding obligations (including, but not limited to, U.S.  federal and state income taxes, payroll taxes, and foreign taxes, if applicable), unless (i) an additional amount can be withheld and not result in adverse accounting consequences and (ii) such additional withholding amount is specifically authorized by the Administrator.  Any payment of taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

16.Non-Transferability of Awards.

(a)

General.  Except as set forth in this Section 16, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by a Participant shall not constitute a transfer.  An Award may be exercised, during the lifetime of the holder of the Award, only by such holder or a transferee permitted by this Section 16.

(b)

Limited Transferability Rights.  Notwithstanding anything else in this Section 16, the Administrator may in its sole discretion grant Awards that may be transferred by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members.

17.Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)

Changes in Capitalization.  Subject to any action required under Applicable Laws by the holders of capital stock of the Company, the Administrator shall, subject to compliance with Section 409A or Section 424, as applicable, of the Code, equitably adjust (i) the number, type and class of Shares or other stock or securities: (x) available for future Awards under Section 5 above, (y) set forth in Section 5 above and (z) covered by each outstanding Award, (ii) the grant, purchase, exercise or hurdle price covered by each such outstanding Award, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, or, if deemed appropriate, shall make a provision for a cash payment to the holder of an outstanding Award in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, repurchase, exchange or subdivision of the Shares or other securities of the Company, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence, in each case excluding a Triggering Event; provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.  Any adjustment by the Administrator pursuant to this Section 17(a) shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.  If, by reason of a transaction described in this Section 17(a) or an adjustment pursuant to this Section 17(a), a Participant’s Award Agreement or agreement related to any Shares underlying an Award covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or agreement related to the Shares underlying an Award in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares underlying the Award prior to such adjustment.

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(b)

Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)	Corporate Transactions. Unless a Participant’s applicable Award Agreement, employment agreement or other applicable written agreement provides otherwise, in the event of:

(i)a dissolution or liquidation of the Company or

(ii)a Triggering Event, then:

each outstanding Award shall either be (A) assumed or an equivalent award shall be substituted by such Successor Corporation, or (B) terminated in exchange for a payment of cash, securities and/or other property equal to the excess of the Fair Market Value of the portion of the Award Stock that is vested and exercisable immediately prior to the consummation of the corporate transaction over the per Share exercise price thereof, or (C) any combination of (A) and (B) that is approved by the Administrator; provided that, in the case of an Option or SAR Award, such Award may be cancelled without consideration if the Fair Market Value on the date of the event is greater than the exercise or hurdle price of such Award.  Notwithstanding the foregoing, in the event such Successor Corporation does not agree to such assumption, substitution or exchange, each such Award shall terminate upon the consummation of the corporate transaction.

Unless a Participant’s applicable Award Agreement, employment agreement or other applicable written agreement provides otherwise, if a Triggering Event, dissolution or liquidation occurs and any outstanding Award held by the Participant is to be terminated (in whole or in part) pursuant to the preceding paragraph, the Administrator may accelerate the vesting and exercisability of each such Award in his sole discretion such that the Award shall become vested and exercisable in full prior to the consummation of the corporate transaction at such time and on such conditions as the Administrator shall determine.  The Administrator shall notify the Participant that the Award shall terminate at least five (5) days prior to the date upon which the Award terminates.

18.Time of Granting Options.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator; provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Participant’s employment relationship with the Company.

19.General Provisions Applicable to Awards.

(a)

Awards shall be granted for such cash or other consideration, if any, as the Administrator determines; provided that in no event shall Awards be issued for less than such minimal consideration as may be required by Applicable Laws.

(b)

Awards may, in the discretion of the Administrator, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)

Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement or any combination thereof, as determined by the Administrator in its discretion at the time of grant, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Administrator.  Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments.

(d)

Except as may be permitted by the Administrator (except with respect to Incentive Stock Options) or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to the laws of descent and distribution and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by such Participant or, if permissible under Applicable Laws, by such Participant’s guardian or legal representative.  The provisions of this Section 19(d) shall not apply to any Award that has been fully exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e)

All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations and other requirements of the Securities Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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(f)	The Administrator may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.
(g)

Any Award granted to an individual who is nominated to become a Director and is not an Employee or Consultant or a director of a Parent at the time of grant shall be forfeited in its entirety if such individual does not commence providing services to the Company within 12 months after the date of grant of such Award.

20.Amendment and Terminations.

(a)

The Board may at any time amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, but no amendment or termination (other than an adjustment pursuant to Section 17 above or as necessary to comply with Applicable Laws or accounting or tax rules and regulations) shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent, as determined in the sole discretion of the Board except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with Applicable Laws or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with Section 24.  In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required by Applicable Laws.  Notwithstanding anything to the contrary in the Plan, the Administrator may amend the Plan, or create sub-plans, in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.

(b)

Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Award shall terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)

Terms of Awards.  The Administrator may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder of an Award; provided, however, that, subject to Section 17, no such action shall materially adversely affect the rights of any affected Participant or holder under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan to comply with Applicable Laws or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards in accordance with Section 24.  The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 17) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d)

No Repricing.  Notwithstanding the foregoing, except as provided in Section 17, no action shall directly or indirectly, through cancellation and regrant or any other method, reduce, or have the effect of reducing, the exercise or hurdle price of any Award established at the time of grant thereof without approval of the Company’s shareholders.

21.Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  As a condition to the exercise of any Award, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by Applicable Laws.  Shares issued upon exercise of Awards prior to the date, if ever, on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant shall be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Award Agreement.

22.Beneficiaries.  Unless stated otherwise in an Award Agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

23.Addenda.  The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under Applicable Laws, may deviate from the terms and conditions set forth in this Plan.  The terms of any such addenda shall supersede the terms of the Plan

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to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

24.Cancellation or “Clawback” of Awards.  The Administrator shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder and any other regulatory regimes.  Notwithstanding anything to the contrary contained herein, the Administrator may, to the extent permitted by Applicable Laws or by any applicable Company policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.

25.Restrictive Covenants.  The Administrator may impose restrictions on any Award with respect to non-competition, confidentiality and other restrictive covenants as it deems necessary or appropriate in its sole discretion.

26.Compliance with Section 409A and Section 457A of the Code.  To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A and Section 457A of the Code.  This Plan and any grants made hereunder shall be administered in a manner consistent with this intent, and any provision that would cause this Plan or any grant made hereunder to fail to satisfy Section 409A and Section 457A of the Code shall have no force and effect until amended to comply with Section 409A and Section 457A of the Code (which amendment may be retroactive to the extent permitted by Section 409A and Section 457A of the Code and may be made by the Company without the consent of Participants).  If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (a) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (b) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service. Any reference in this Plan to Section 409A and Section 457A of the Code shall also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

27.Successors and Assigns.  The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 17.

28.Data Privacy.  By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any subsidiary, trustee or third-party service provider, for all purposes relating to the operation of the Plan.  These include, but are not limited to:

(a)	administering and maintaining Participant records, a dissolution or liquidation of the Company;
(b)	providing information to the Company, Subsidiaries, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;
(c)	providing information to future purchasers or merger partners of the Company or any subsidiary, or the business in which the Participant works; and
(d)	transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

29.Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

30.Waiver of Jury Trial.  EACH PARTICIPANT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

31.Dispute Resolution.  Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association rules in force when the notice of arbitration is submitted.  The arbitration shall be conducted before an arbitration tribunal comprised of three individuals, one selected by the Company, one selected by the Participant, and the third selected by the first two.  The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration.  Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages.

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32.Other Acknowledgments.  Notwithstanding anything in this Plan or an Award Agreement to the contrary, nothing in this Plan or in an Award Agreement prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act

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VOTE BY INTERNET  Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CLXT2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  CALYXT, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735  D46889-P50944  CALYXT, INC.  Proposals - The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, and FOR Proposal 3.  1.Election of Directors: To elect 7 directors for one year and until their successors have been elected and qualified.  Withhold  For   !  !  1a.Dr. Yves Ribeill  For   Against  Abstain  1b.Mr. Laurent Arthuad  !  !  !  !  !  2.Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021.  !  !  1c.Mr. Philippe Dumont  !  !  !  !  !  1d.Mr. Jonathan Fassberg  3.Approval of the Amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan.  !  !  1e.Ms. Anna Ewa Kozicz-Stankiewicz  !  !  1f.Ms. Kimberly Nelson  !  !  1g.Mr. Christopher Neugent  Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.  D46890-P50944  Calyxt, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 18, 2021 The undersigned hereby appoints Yves Ribeill, William Koschak and Debra Frimerman, or any of them, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Calyxt, Inc. to be held on May 18, 2021 or at any postponement or adjournment thereof. Shares represented by this Proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR Proposal 2, and FOR Proposal 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE  CONTINUED AND TO BE SIGNED ON REVERSE SIDE